UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Eargo, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2665 North First Street, Suite 300 San Jose, California 95134
NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 12, 2022
To the Stockholders of Eargo, Inc.:
I am pleased to invite you to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Eargo, Inc., a Delaware corporation (the “Company”), which will be held online at www.virtualshareholdermeeting.com/EAR2022, on October 12, 2022, at 11:00 A.M. Pacific Time. You may submit questions and vote online during the online Annual Meeting. We believe a virtual meeting provides expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings for our stockholders and the Company.
The Annual Meeting will be held for the following purposes, as more fully described in the accompanying Proxy Statement (the “Proxy Statement”):
(1)	To elect the Class II director nominee named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualified (“Proposal No. 1”);
(2)	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 (“Proposal No. 2”);
(3)	To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers (“Proposal No. 3”);
(4)
To adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-5 to 1-for-50, such ratio to be determined by the Board of Directors and included in a public announcement (“Proposal No. 4”);

(5)
To adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 300,000,000 to 450,000,000 (“Proposal No. 5”);

(6)
To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of our common stock issuable upon conversion of the senior secured convertible notes (the “Notes”) issued, or issuable, pursuant to the Note Purchase Agreement, dated June 24, 2022, by and among the Company, PSC Echo, LP and Drivetrain Agency Services, LLC, as administrative agent and collateral agent (“Proposal No. 6”); and

(7)	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders who owned common stock of the Company at the close of business on September 6, 2022 (the “Record Date”) can vote at this Annual Meeting or any adjournments that take place.
The Company’s Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1; FOR the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm, as described in Proposal No. 2; FOR “One Year” as the frequency of future say-on-pay votes in the non-binding, advisory vote, as described in Proposal No. 3; FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, as described in Proposal No. 4; FOR the amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock, as described in Proposal No. 5; and FOR the approval of the issuance of the shares of common stock issuable upon conversion of the Notes for purposes of complying with Nasdaq Listing Rule 5635, as described in Proposal No. 6.
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting online, we encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, and submit your proxy as soon as possible using one of the three convenient voting methods described in the “Information About the Proxy Process and Voting” section in the Proxy Statement. If you receive more than one set of Proxy Materials because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted. Please note that any stockholder attending the virtual Annual Meeting may vote at the Annual Meeting, even if the stockholder has already returned a proxy card or voting instruction card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.
We appreciate your continued support of Eargo and look forward to receiving your proxy.
By Order of the Board of Directors
/s/ Christian Gormsen
Christian Gormsen
President, Chief Executive Officer and Director

Page
INFORMATION ABOUT THE PROXY PROCESS AND VOTING	2
PROPOSAL NO. 1 ELECTION OF DIRECTORS	7
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	10
CORPORATE GOVERNANCE	11
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	16
DIRECTOR COMPENSATION	18
INFORMATION REGARDING EXECUTIVE OFFICERS	20
EXECUTIVE COMPENSATION	21
PROPOSAL NO. 3 APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES	32
PROPOSAL NO. 4 APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL	33
BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING	41
PROPOSAL NO. 5 APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK	53
PROPOSAL NO. 6 APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULES, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE UPON CONVERSION OF THE SENIOR SECURED CONVERTIBLE NOTES	56
INFORMATION ABOUT STOCK OWNERSHIP	58
ADDITIONAL INFORMATION	61

APPENDIX A – REVERSE STOCK SPLIT AMENDMENT	A-1
APPENDIX B – SHARE INCREASE AMENDMENT	B-1
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    i

2665 North First Street, Suite 300
San Jose, California 95134
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 12, 2022
The board of directors (the “Board” or “Board of Directors”) of Eargo, Inc. (referred to herein as the “Company”, “Eargo”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, October 12, 2022, at 11:00 a.m. local time. The Meeting will be held entirely online. You will be able to attend the Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/EAR2022.
•	This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
•	The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions (the “Proxy Card”).
In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We have retained Morrow Sodali LLC to assist us with the solicitation of proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
This Proxy Statement, Notice of 2022 Annual Meeting of Stockholders and Proxy Card are first being mailed to our stockholders on or about September 14, 2022. Instructions regarding how you can vote are contained elsewhere in this Proxy Statement and on the Proxy Card. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our Annual Meeting materials so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. Our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) is also available on our website at https://ir.eargo.com/financial-information/sec-filings.
The only outstanding voting securities of Eargo are shares of common stock, $0.0001 par value per share (the “common stock”), of which there were      shares outstanding (excluding any treasury shares) as of September 6, 2022 (the “Record Date”). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present by remote communication or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present or represented at the Annual Meeting, then the chairperson of the meeting or the holders of a majority in voting power of the outstanding stock entitled to vote at the Annual Meeting, present by remote communication or represented by proxy, may adjourn the meeting from time to time to another time or place, if any.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    1

INFORMATION ABOUT THE PROXY PROCESS AND VOTING
Why am I receiving these materials?
Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the Annual Meeting on October 12, 2022, at 11:00 A.M. local time. You will be able to attend the Annual Meeting, submit your questions and vote online during the meeting by visiting www.virtualshareholdermeeting.com/EAR2022.
However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply follow the instructions below to submit your proxy.
This Proxy Statement, the Notice of Annual Meeting of the Stockholders and accompanying Proxy Card or voting instruction form will be first mailed on or about September 14, 2022 to all stockholders of record entitled to vote at the Annual Meeting.
Who can vote at the Annual Meeting, and how do I vote or submit my proxy?
Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting and, on each matter to be voted upon, will have one vote for each share of common stock owned as of the Record Date. At the close of business on the Record Date, there were      shares of common stock issued and outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, LLC (the “transfer agent”), then you are a stockholder of record. As a stockholder of record, you may vote at the virtual Annual Meeting or vote by proxy by telephone, internet or mail. Whether or not you plan to attend the Annual Meeting online, please submit a proxy to vote as soon as possible to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.
•
To vote by attending the virtual Annual Meeting. You may vote your shares at www.virtualshareholdermeeting.com/EAR2022 during the Annual Meeting. You will be asked to provide the 16-digit control number from your Notice.

•
To vote by proxy by mail. To vote using the accompanying Proxy Card, simply complete, sign and date the Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

•	To vote by proxy over the internet. To vote by proxy over the internet, follow the instructions provided on the accompanying Proxy Card.
•	To vote by proxy by telephone. You may also vote by submitting a proxy via telephone by following the instructions on your Proxy Card.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on the Record Date, your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee (each, a “broker”), then you are the beneficial owner of shares held in “street name,” and these Annual Meeting materials are being forwarded to you by your broker along with a voting instruction card. The broker holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner of the shares in your account, you have the right to direct your broker on how to vote your shares. Simply complete and mail the voting instruction card to ensure that your vote is counted.
You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares at the virtual Annual Meeting unless you request, obtain and submit, prior to the Annual Meeting, a valid proxy from your broker. If you wish to vote your shares at the Annual Meeting rather than submitting a voting instruction form to your broker, follow the instructions from your broker.
What am I voting on?
There are seven matters scheduled for a vote at the Annual Meeting:
•
Proposal No. 1—To elect the nominee for Class II director named herein to serve for a three-year term of office expiring at the 2025 Annual Meeting and until a successor has been duly elected and qualified.

2    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

•	Proposal No. 2—To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2022.
•	Proposal No. 3—To approve, on a non-binding, advisory basis, the frequency of future say-on-pay votes.
•
Proposal No. 4—To adopt an amendment the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-5 to 1-for-50, such ratio to be determined by the Board of Directors and included in a public announcement.

•
Proposal No. 5—To adopt an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 300,000,000 to 450,000,000.

•
Proposal No. 6—To approve, for purposes of complying with Nasdaq Listing Rule 5635, the issuance of shares of our common stock issuable upon conversion of the senior secured convertible notes issued, or issuable, pursuant to the Note Purchase Agreement, dated June 24, 2022, by and among the Company, PSC Echo, LP and Drivetrain Agency Services, LLC, as administrative agent and collateral agent.

For Proposal No. 1, you may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote. For Proposal No. 2, you may vote “For” or “Against” or abstain from voting. For Proposal No. 3, the frequency that receives the approval of a majority of the votes cast (excluding abstentions and broker non-votes) will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of “One Year,” “Two Years” or “Three Years” that receives the highest number of votes cast to be the frequency recommended by stockholders. For Proposal No. 4, Proposal No. 5 and Proposal No. 6, you may vote “For” or “Against” or abstain from voting.
Please note that by casting your vote by submitting a proxy for your shares you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.
Who counts the votes?
Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes (the “Inspector of Election”). If you are a stockholder of record, your executed Proxy Card is voted at the Annual Meeting and returned directly to Broadridge for tabulation. If you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all its clients.
How are votes counted?
Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For” votes for all proposals (other than Proposal No. 3), and, with respect to Proposal No. 2, Proposal No. 4, Proposal No. 5 and Proposal No. 6, “Against” votes and abstentions. In addition, with respect to Proposal No. 1, the election of directors, the Inspector of Election will count the number of “Withheld” votes and broker non-votes received. With respect to Proposal No. 3, the frequency of future say-on-pay votes, the Inspector of Elections will count the number of votes for “One Year,” “Two Years,” “Three Years” and abstentions and broker non-votes received. With respect to Proposal No. 5 and Proposal No. 6, the Inspector of Elections will also count the number of broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. Proposal No. 1 (Election of Directors), Proposal No. 3 (Say-on-Pay Frequency Vote), Proposal No. 5 (Share Increase) and Proposal No. 6 (Nasdaq Approval) are “non-routine” proposals. If you do not instruct your broker how to vote with respect to Proposals No. 1, No. 3, No. 5 and No. 6, your broker will not vote on these proposals, as applicable, and, assuming that your broker exercises its discretionary authority on Proposal No. 2 or Proposal No. 4, your shares will be recorded as “broker non-votes.”
Withhold votes, abstentions and broker non-votes will be counted for purpose of determining whether a quorum exists.
See below for more information regarding: “What are “broker non-votes”?” and “Which ballot measures are considered “routine” or “non-routine”?”
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    3

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

What are “broker non-votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.
Which ballot measures are considered “routine” or “non-routine?”
The following proposals are considered “routine” under applicable rules: (i) the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022 (Proposal No. 2), and (ii) the adoption of the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a ratio in the range of 1-for-5 to 1-for-50, such ratio to be determined by the Board of Directors and included in a public announcement (Proposal No. 4). A broker may generally vote on routine matters, and therefore no broker non-votes are expected to occur with respect to Proposal No. 2 or Proposal No. 4. Proposal No. 1 (Election of Directors), Proposal No. 3 (Say-on-Pay Frequency Vote), Proposal No. 5 (Share Increase) and Proposal No. 6 (Nasdaq Approval) are “non-routine” proposals. A broker cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 3, Proposal No. 5 and Proposal No. 6.
How many votes are needed to approve the proposals?
With respect to Proposal No. 1, directors will be elected by a plurality of the votes cast, which means that the nominee receiving the highest number of “For” votes will be elected. Stockholders do not have cumulative voting rights.
With respect to Proposal No. 2, the affirmative vote of the holders of a majority of votes cast (excluding abstentions) is required for approval. This is a routine proposal, and therefore we do not expect any broker non-votes.
With respect to Proposal No. 3, the frequency that receives the approval of a majority of the votes cast (excluding abstentions and broker non-votes) will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of “One Year,” “Two Years” or “Three Years” that receives the highest number of votes cast to be the frequency recommended by stockholders.
With respect to Proposal No. 4, the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote is required for approval. Abstentions, if any, will have the same effect as votes “AGAINST” the proposal, since abstentions represent shares entitled to vote and thus are included in the denominator in determining the approval percentage. This is a routine proposal, and therefore we do not expect any broker non-votes.
With respect to Proposal No. 5, the affirmative vote of the holders of a majority of the shares of our common stock outstanding and entitled to vote is required for approval. Abstentions and broker non-votes, if any, will have the same effect as votes “AGAINST” the proposal, since abstentions and broker non-votes represent shares entitled to vote and thus are included in the denominator in determining the approval percentage.
With respect to Proposal No. 6, the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) is required for approval. Abstentions and broker non-votes will have no impact on the outcome of this proposal. Abstentions and broker non-votes will be counted for purpose of determining whether a quorum exists.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.
4    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

What if I return a Proxy Card or vote by proxy over the internet but do not make specific choices?
If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, or if you vote by proxy over the internet but do not mark the boxes showing how you wish to vote on a particular proposal at the Annual Meeting, your shares will be voted as follows:
•	“For” the election of the nominee for director;
•	“For” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
•	“One Year” as the frequency of future say-on-pay votes;
•	“For” the adoption of the amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the reverse stock split;
•	“For” the adoption of the amendment to the Company’s Amended and Restated Certificate of Incorporation to authorize additional shares of common stock; and
•	“For” the issuance of shares of the common stock upon conversion of the senior secured convertible notes for purposes of Nasdaq listing rules.
If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We have retained Morrow Sodali LLC, 333 Ludlow Street, 5th Floor, South Tower, Stamford, Connecticut 06902, to assist us with the solicitation of proxies. All costs of solicitation of proxies will be borne by us. We expect to pay Morrow Sodali LLC a fee of $10,000 plus reimbursement for out-of-pocket expenses for its services. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one set of materials?
If you receive more than one set of materials, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.
Whom should I contact if I have questions or need assistance voting?
Please contact Morrow Sodali LLC, our proxy solicitor assisting us in connection with the Annual Meeting. Stockholders in the United States may call toll free 1-800-662-5200. Banks and brokers and shareholders located outside the United States may call collect at 1-203-658-9400. Morrow Sodali LLC may also be contacted by e-mail at EAR.info@investor.morrowsodali.com.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:
•	You may submit another properly completed Proxy Card with a later date.
•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at 2665 North First Street, Suite 300, San Jose, California 95134.
•
You may attend the Annual Meeting online and vote by following the instructions at www.virtualshareholdermeeting.com/EAR2022. Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your broker, you should follow the instructions provided by them.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    5

INFORMATION ABOUT THE PROXY PROCESS AND VOTING (continued)

How do I attend the virtual Annual Meeting?
The webcast of the Annual Meeting will begin promptly at 11:00 A.M. Pacific Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 10:45 a.m. Pacific Time, and you should allow reasonable time for the check-in procedures.
To attend the Annual Meeting, stockholders will need to log in to www.virtualshareholdermeeting.com/EAR2022 using the 16-digit control number on the proxy card or voting instruction form.
Can I submit questions prior to or at the virtual Annual Meeting?
An online portal will be available to our stockholders at www.virtualshareholdermeeting.com/EAR2022. Stockholders may access this portal and submit questions and vote during the Annual Meeting. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card or voting instruction form to submit questions and vote at our Annual Meeting. We intend to answer questions submitted during the meeting that are pertinent to the Company and the items being brought before stockholder vote at the Annual Meeting, as time permits, and in accordance with the Rules of Conduct for the Annual Meeting. Questions and answers will be grouped by topic, and substantially similar questions will be answered only once.
Will technical assistance be provided before and during the virtual Annual Meeting?
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log-in page.
When are stockholder proposals due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by May 17, 2023 to the Secretary of the Company at 2665 North First Street, Suite 300, San Jose, California 95134; provided, that if the date of the annual meeting is more than 30 days from October 12, 2022, the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to our Amended and Restated Bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between June 14, 2023 and July 14, 2023; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after October 12, 2022, you must give notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made. You are advised to review our Amended and Restated Bylaws, which contain additional requirements for advance notice of stockholder proposals and director nominations.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote on the Record Date are present in attendance online or represented by proxy at the Annual Meeting. On the Record Date, there were     shares outstanding and entitled to vote. Accordingly,     shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.
Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions, “withhold” votes and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or the holders of a majority in voting power of the stockholders entitled to vote at the Annual Meeting, in attendance online or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the results of the voting at the Annual Meeting?
Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.
6    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 1—ELECTION OF DIRECTORS
Our Board is divided into three classes. Our Amended and Restated Certificate of Incorporation provides that each class will consist, as nearly as possible, of one-third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies or newly created directorships created by increases in the number of directors shall be filled by the stockholders, and except as otherwise provided by law, vacancies and newly created directorships on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even though less than a quorum. A director elected by the Board to fill a vacancy or a newly created directorship shall serve for the remainder of the full term of the class of directors in which the vacancy or newly created directorships occurred and until such director’s successor is elected and qualified.
The Board currently consists of seven seated directors, divided into the three following classes:
•	Class I directors: Christian Gormsen, Doug Hughes and David Wu, whose current terms will expire at the annual meeting of stockholders to be held in 2024;
•	Class II directors: Nina Richardson and A. Brooke Seawell, whose current terms will expire at the Annual Meeting; and
•	Class III directors: Josh Makower, M.D. and Katie Bayne, whose current terms will expire at the annual meeting of stockholders to be held in 2023.
At each annual meeting of stockholders, the successors to the directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.
At the Annual Meeting, the stockholders will vote on the election of one Class II director. A. Brooke Seawell has been nominated by the Board to serve as a Class II director and has agreed to stand for reelection. If elected, Mr. Seawell will hold office from the date of his election by the stockholders until the third subsequent annual meeting of stockholders and until his successor is elected and has been qualified, or until his earlier death, resignation or removal. Nina Richardson, a current director of the Company, is not a nominee for reelection but is expected to serve until the end of her term, which will expire at the Annual Meeting. Effective as of the date of the Annual Meeting, the Board has reduced the number of directors to six.
Shares represented by proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Mr. Seawell has agreed to serve if elected, and the management of the Company (“management”) has no reason to believe that he will be unable to serve.
Vote Required for Approval
The election of each directors requires a plurality of the votes cast at the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF A. BROOKE SEAWELL.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    7

PROPOSAL NO. 1—ELECTION OF DIRECTORS (continued)

The following table sets forth, for the Class II nominee who is currently standing for re-election and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages and position/office held within the Company:
Name	Age	Position(s)
Class II Director standing for re-election at the Annual Meeting of Stockholders
A. Brooke Seawell(1)	74	Director
Class III Directors whose terms expire at the 2023 Annual Meeting of Stockholders
Josh Makower, M.D.(2)(3)	59	Chairman and Director
Katie Bayne(3)	55	Director
Class I Directors whose terms expire at the 2024 Annual Meeting of Stockholders
Christian Gormsen	46	President, Chief Executive Officer and Director
Doug Hughes(1)	60	Director
David Wu(1)	53	Director
(1)	Member of our Audit Committee (as described below).
(2)	Member of our Compensation Committee (as described below).
(3)	Member of our Nominating and Corporate Governance Committee (as described below).
Set forth below is biographical information for the nominee for election at the Annual Meeting and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.
Nominee for Election to a Three-Year Term Expiring at the 2025 Annual Meeting of Stockholders
A. Brooke Seawell has served as a member of our Board since September 2020. Since 2005, Mr. Seawell has been a Venture Partner at New Enterprise Associates. He was a Partner from 2000 to 2005 at Technology Crossover Ventures, a venture capital firm. From 1997 to 1998, he was Executive Vice President at NetDynamics, Inc., an application server software company, which was acquired by Sun Microsystems, Inc. From 1991 to 1997, he was Senior Vice President and Chief Financial Officer of Synopsys, Inc., an electronic design automation software company. Mr. Seawell serves on the boards of the following publicly held companies: NVIDIA Corporation, a visual computing company, where he serves on the audit committee, and Tenable Holdings, Inc., a cyber-security solutions company, where he serves on the audit committee. Mr. Seawell previously served on the board of directors of the following publicly held companies: Tableau Software, Inc., a business intelligence software company; Informatica Corp., a data integration software company; and Glu Mobile, Inc., a publisher of mobile games. Mr. Seawell previously served on the Stanford University Athletic Board and the Management Board of the Stanford Graduate School of Business. Mr. Seawell received a B.A. degree in economics and an M.B.A. in Finance from Stanford University.
We believe that Mr. Seawell is qualified to serve on our Board due to his investment experience and executive leadership and board roles.
Directors Continuing in Office Until the 2023 Annual Meeting of Stockholders
Josh Makower, M.D. has served as the non-executive Chair of our Board since December 2018 and as a member of our Board since November 2015. Since May 2015, Dr. Makower was a General Partner at New Enterprise Associates, a venture capital firm; as of August 2021, Dr. Makower is a Special Partner. In addition to his role at New Enterprise Associates, Dr. Makower serves as a Professor of Medicine at Stanford University Medical School and is Co-Founder of Stanford University’s Biodesign Innovation Program. Dr. Makower is also the Founder and Executive Chairman of ExploraMed, a medical device incubator. He received a B.S. in mechanical engineering from Massachusetts Institute of Technology, his M.D. from New York University School of Medicine and his M.B.A. from Columbia University.
We believe that Dr. Makower is qualified to serve on our Board due to the valuable expertise and perspective he brings with his medical and financial backgrounds and his extensive investment experience in the technology and healthcare industries.
Katie J. Bayne has served as a member of our Board since June 2021. Since February 2019, Ms. Bayne has served as a Senior Advisor with Guggenheim Securities, LLC, the investment banking and capital markets division of Guggenheim Partners. Since March 2018,
8    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 1—ELECTION OF DIRECTORS (continued)

Ms. Bayne has also served as founder and President of Bayne Advisors, a strategic and advisory firm. Prior to serving in her current roles, from 1989 to 2018, Ms. Bayne served in numerous roles at The Coca-Cola Company focused on general management, strategy, retail and consumer marketing in the United States, Australia and globally, including President, North America Brands and Chief Marketing Officer, North America. Ms. Bayne previously served as a member of the board of directors for Ascena Retail Group, Inc., Ann Inc. and Beazer Homes USA. Ms. Bayne currently serves as a member of the board of directors of the following publicly traded companies: Acreage Holdings, Inc. and The Honest Company, Inc. Ms. Bayne is also a member of the board of trustees of the Fuqua School of Business at Duke University and is on the executive board of the Cox School of Business at Southern Methodist University. Ms. Bayne holds a B.A. in Psychology from Duke University and an M.B.A. from Duke University’s Fuqua School of Business.
We believe that Ms. Bayne is qualified to serve on our Board due to her strong background in consumer strategy, retail and consumer marketing and brand management.
Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders
Christian Gormsen has served as a member of our Board since November 2014 and as our President and Chief Executive Officer since June 2016. From June 2014 to June 2016, Mr. Gormsen served as Commercial Director, EMEA, of ISS A/S, a global facility services company. Prior to that, he spent a decade at GN Group, a global leader in intelligent audio solutions including hearing aids, in roles of increasing responsibility until he became the Senior Vice President of Operations, Europe and Strategic Accounts. Mr. Gormsen started his career in investment banking before transitioning to McKinsey & Company, a management consulting firm. Mr. Gormsen received a B.S. in economics and his M.S. in economics and business administration from the Copenhagen Business School.
We believe that Mr. Gormsen is qualified to serve on our Board due to the valuable expertise and perspective he brings in his capacity as our President and Chief Executive Officer and because of his extensive experience and knowledge of our industry.
Doug Hughes has served as a member of our Board since September 2020. Since October 2019, Mr. Hughes has served as Chief Financial Officer of Calyxo, Inc., a urology medical device company. From 2011 until April 2018, Mr. Hughes was Chief Financial Officer of NeoTract, Inc., a urology company. He served as Chief Financial Officer and Chief Operating Officer for Nellix, Inc., an endovascular graft company from 2010 until 2011. Before joining Nellix, Inc., Mr. Hughes served as Chief Financial Officer for Evalve Inc., a cardiovascular company, from 2009 until 2010. Prior to 2009, Mr. Hughes held a variety of senior finance management positions at Boston Scientific, Guidant Corporation and The Clorox Company. Mr. Hughes is currently a member of the board of directors of Immunovant, Inc., a publicly held biopharmaceutical company. Mr. Hughes received a B.S. in finance from San Francisco State University and his M.B.A. from University of Chicago.
We believe that Mr. Hughes is qualified to serve on our Board due to his experience in successfully leading high-growth companies.
David Wu has served as a member of our Board since July 2014. Since 2012, Mr. Wu has been a Partner at Maveron LLC, a venture capital firm, where his primary focus is emerging consumer internet companies. Mr. Wu leads Maveron’s investments in Illumix, inkbox, Booster, Wave, PlutoXR and Eargo, and serves on each company’s board of directors. Mr. Wu received a B.S. in electrical engineering and a B.A. in quantitative economics from Stanford University.
We believe that Mr. Wu is qualified to serve on our Board due to the valuable expertise and perspective he brings with his experience investing in consumer-facing companies.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    9

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has appointed Deloitte & Touche LLP (“Deloitte”), as our independent registered public accounting firm for the year ending December 31, 2022, and is seeking ratification of this selection by our stockholders at the Annual Meeting. Deloitte has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2017. Representatives of Deloitte are expected to be in attendance online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Amended and Restated Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the Audit Committee will reconsider the selection of Deloitte as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Aggregate fees for professional services rendered for us by Deloitte & Touche LLP for the years ended December 31, 2021 and 2020 were as follows, all of which were approved by the Audit Committee:
	Year Ended December 31, (in thousands)
	2021	2020
Audit Fees(1)	$3,185	$1,625
Audit-Related Fees(2)	—	—
Tax Fees(3)	57	37
All Other Fees(4)	2	—
Total Fees	$3,244	$1,662
(1)
Represents the aggregate fees billed for the audit of the Company’s consolidated financial statements, review of the condensed consolidated financial statements included in the Company’s quarterly reports and services in connection with the statutory and regulatory filings or engagements for those years. Fees for our fiscal year ended December 31, 2020 also consisted of professional services rendered in connection with our Registration Statement on Form S-1 related to the initial public offering of our common stock completed in October 2020 (the “IPO”). Fees for our fiscal year ended December 31, 2021 also consisted of professional services rendered in connection with matters relating to an investigation by the United States Department of Justice related to insurance reimbursement claims.

(2)
Represents the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “audit fees.”

(3)	Represents the aggregate fees billed for tax compliance, advice and planning.
(4)
Represents the aggregate fees billed for all products and services that are not included under “audit fees,” “audit-related fees” or “tax fees” and consists of fees billed for subscriptions to an online accounting and financial reporting research assistance service.

Pre-Approval Policies and Procedures
Our Audit Committee was established in connection with our IPO. Pursuant to its charter, the Audit Committee or the Chair of the Audit Committee pre-approves all audit and non-audit services provided by the Company’s independent registered public accounting firm, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the Audit Committee or if such service falls within applicable exceptions under SEC rules. The Audit Committee pre-approved all services provided by Deloitte for 2021 in accordance with its pre-approval policies.
Vote Required for Approval
The ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of the holders of a majority of votes cast (excluding abstentions and broker non-votes).
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
10    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

CORPORATE GOVERNANCE
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions, and agents and representatives. The statement contains general guidelines for conducting our business consistent with the highest standards of business ethics. The full text of our code of business conduct and ethics is available on our website at https://ir.eargo.com/. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing our code of business conduct and ethics and any waivers applicable to any director, executive officer or employee. We intend to disclose any future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions applicable to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and agents and representatives, on our website identified above or in public filings.
Corporate Governance Guidelines
We believe in sound corporate governance practices and have adopted formal Corporate Governance Guidelines to enhance our effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings and succession planning. The Corporate Governance Guidelines include the Board’s standards used in nominating director candidates, which include candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. A copy of our Corporate Governance Guidelines is available in the Investor Relations section of our website at https://ir.eargo.com/.
Independence of the Board of Directors
Our Board currently consists of seven members. Our Board has determined that all of our directors, other than Mr. Gormsen, qualify as “independent” directors in accordance with the marketplace rules (the “Listing Rules”) of the Nasdaq Stock Market (“Nasdaq”). Mr. Gormsen is not considered independent by virtue of his position as our President and Chief Executive Officer. Under the Listing Rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by the Listing Rules, our Board has made a determination as to each independent director that no relationship exists that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
As required under the Listing Rules, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board are comprised entirely of directors determined by the Board to be independent within the meaning of the Listing Rules and SEC rules and regulations applicable to the members of such committees.
Leadership Structure of the Board
Our Amended and Restated Bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and to implement a lead director in accordance with its determination regarding which structure would be in the best interests of our Company. Currently, our Chief Executive Officer and Chair positions are separate. Our Board has separated the roles of Chief Executive Officer and Chair on the basis that such separation promotes independent and effective oversight of management, particularly on key issues such as long-term strategic planning and risk management. Furthermore, this separation provides for focused engagement between these two roles in their respective areas of responsibility, while still providing for collaborative participation.
Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    11

CORPORATE GOVERNANCE (continued)

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
Our Board administers its risk oversight function directly, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. While our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures, as well as cybersecurity risks, and the steps our management has taken to monitor and control these exposures and risks. The Audit Committee also approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Corporate Governance Guidelines. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Meetings and Information Regarding Committees of the Board of Directors
During 2021, our Board met 25 times. The Compensation Committee met 3 times in 2021, the Nominating and Corporate Governance met 3 times in 2021 and the Audit Committee met 8 times in 2021. During 2021, each Board member attended at least 75% of the meetings of the Board and of the committees of the Board on which he or she served, in each case, to the extent such individual was a member of the Board and the relevant committee at the time of each meeting. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory.
Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operates under a written charter that satisfies the applicable rules and regulations of the SEC and Listing Rules and that has been approved by our Board. These written charters are available in the Investor Relations section of our website at https://ir.eargo.com. Website addresses are provided as inactive textual references only. The information provided on or accessible through any website referenced in this Proxy Statement is not a part of, and is not incorporated by any reference into, this Proxy Statement.
Board Diversity Matrix
The following table sets forth Board level diversity information based on voluntary self-identification of our seven current directors.
Board Diversity Matrix (as of August 11, 2022)
Gender Identity	Female	Male	Non-Binary	Did Not Disclose
Directors	2(1)	5	0	0
Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	4	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0
(1)	Nina Richardson, a current female director of the Company, is not a nominee for reelection, but is expected to serve until the end of her term, which will expire at the Annual Meeting.
12    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

CORPORATE GOVERNANCE (continued)

Audit Committee
Our Audit Committee oversees our corporate accounting and financial reporting process. Among other matters, the Audit Committee:
•	appoints our independent registered public accounting firm;
•	evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•	determines the engagement of the independent registered public accounting firm;
•	reviews and approves the scope of the annual audit and pre-approves the audit and non-audit fees and services;
•	reviews and approves all related party transactions on an ongoing basis;
•	establishes procedures for the receipt, retention and treatment of any complaints received by the Company regarding accounting, internal accounting controls or auditing matters;
•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;
•	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•	discusses on a periodic basis, or as appropriate, with management the Company’s policies and procedures with respect to risk assessment and risk management;
•
is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•
investigates any reports received through the ethics helpline and reports to the Board periodically with respect to any information received through the ethics helpline and any related investigations; and

•	reviews the Audit Committee charter and the Audit Committee’s performance on an annual basis.
Our Audit Committee consists of Doug Hughes, A. Brooke Seawell and David Wu. Our Board has determined that all members are independent under the Listing Rules and Rule 10A-3(b)(1) of the Exchange Act. The chair of our Audit Committee is A. Brooke Seawell. Our Board has determined that each of Mr. Hughes, Mr. Seawell and Mr. Wu is an “audit committee financial expert” as such term is currently defined in Item 407(d)(5) of Regulation S-K. Our Board has also determined that each member of our Audit Committee can read and understand fundamental consolidated financial statements, in accordance with the Listing Rules.
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
Respectfully Submitted, The Audit Committee of the Board of Directors A. Brooke Seawell, Chair Doug Hughes David Wu
The Report of the Audit Committee of the Board of Directors is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    13

CORPORATE GOVERNANCE (continued)

Compensation Committee
Our Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews and approves or recommends corporate goals and objectives relevant to compensation of our executive officers (other than our Chief Executive Officer), evaluates the performance of these officers in light of those goals and objectives, and approves the compensation of these officers based on such evaluations. The Compensation Committee also reviews and approves or makes recommendations to our Board regarding the issuance of stock options and other awards under our stock plans to our executive officers (other than our Chief Executive Officer). The Compensation Committee reviews the performance of our Chief Executive Officer and makes recommendations to our Board with respect to his compensation, and our Board retains the authority to make compensation decisions relative to our Chief Executive Officer. The Compensation Committee reviews and evaluates, on an annual basis, the Compensation Committee charter and the Compensation Committee’s performance. Our Compensation Committee consists of Josh Makower and Nina Richardson. Nina Richardson’s term as a director and member of the Compensation Committee will expire at the Annual Meeting. No member of the Compensation Committee is, or was in 2021, an executive officer of the Company, and our Board has determined that each of the members qualified as independent under the Listing Rules. The chair of our Compensation Committee is Josh Makower.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of our Board. With the goal of developing a diverse, independent and highly qualified Board, the Nominating and Corporate Governance Committee evaluates candidates in accordance with the qualification standards and selection criteria set forth in our Corporate Governance Guidelines. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected identified candidates, as appropriate. Candidates for the Board are generally selected based on desired skills and experience in the context of the existing composition of the Board and needs of the Board and its committees at that time, including the requirements of applicable SEC and Listing Rules. When considering candidates for nomination, the Nominating and Corporate Governance Committee may take into consideration many factors, including, among other things, a candidate’s experience with corporate management, public company board membership, professional and academic experience, leadership skills, finance and accounting and/or executive compensation experience, and ability to devote adequate time and effort to responsibilities of the Board in the context of its existing composition. We believe it is important to have a diverse Board and, as such, our Corporate Governance Guidelines provide for the consideration of candidates’ background, gender, age and ethnicity. Our Nominating and Corporate Governance Committee considers these and other factors as it oversees Board and committee evaluations. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends nominees to our full Board for election. The Nominating and Corporate Governance Committee is also responsible for overseeing our corporate governance policies and making recommendations to our Board concerning governance matters, including assisting the Board in its assessment of the independence of our directors. Our Nominating and Corporate Governance Committee consists of Katie Bayne and Josh Makower. Our Board has determined that all members are independent under the Listing Rules. The chair of our Nominating and Corporate Governance Committee is Josh Makower.
Stockholder Nominations
The Nominating and Corporate Governance Committee will consider written nominations of director nominees from stockholders. Notice of any such nomination must be submitted to the Secretary of the Company and must include the information and comply with the timing requirements set forth in our Amended and Restated Bylaws. In order for a stockholder to nominate a director nominee for election at our 2023 annual meeting of stockholders, a stockholder must submit the required notice under our Amended and Restated Bylaws between June 14, 2023 and July 14, 2023; provided that if the date of that annual meeting is more than 30 days before or more than 60 days after October 12, 2023, a stockholder wishing to provide notice of a director nomination must give the required notice not later than the 90th day prior to the annual meeting date or, if later, the 10th day following the day on which public disclosure of the annual meeting date is first made.
Hedging and Pledging Policy
Our Insider Trading Policy prohibits officers, directors, employees and designated consultants of the Company and its subsidiaries from purchasing our securities on margin, pledging the Company’s securities as collateral to secure loans, holding our securities in margin accounts, hedging or monetization transactions, including through the use of financial instruments such as zero-cost collars and forward sale contracts, trading in puts, calls or other derivative securities involving the Company’s equity securities, on an exchange or in any other organized market, or engaging in short selling of our securities.
14    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

CORPORATE GOVERNANCE (continued)

Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee is currently, or has been at any time, one of our executive officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or on our Compensation Committee.
Stockholder Communications with the Board
Our Board believes that stockholders should have an opportunity to communicate with the Board, and efforts have been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. Stockholders wishing to communicate with the Board or an individual director may send a written communication to the Board or such director c/o Attn: Secretary, 2665 North First Street, Suite 300, San Jose, California 95134. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or otherwise inappropriate, in which case the Secretary will not provide the communication to members of the Board.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    15

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than compensation arrangements, including employment arrangements, with our directors and executive officers, including those discussed in “Executive Compensation” and “Director Compensation,” the following is a description of each transaction since January 1, 2020 in which:
•	we were a party or will be a party;
•	the amounts involved exceeds the lesser of (i) $120,000 and (ii) one percent of the average of our total assets at year end for the last two completed fiscal years; and
•	any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Convertible Promissory Note Financing (2020)
In March 2020, we entered into a convertible note purchase agreement pursuant to which we issued $10.1 million in aggregate principal amount of convertible promissory notes between March 2020 and April 2020, which we refer to as the 2020 Notes. The 2020 Notes accrued interest at a rate of 6% per year. The 2020 Notes were redeemed and the aggregate principal amount and accrued interest on the 2020 Notes automatically converted into shares of our Series E convertible preferred stock at a conversion price of $5.427 per share upon the initial closing of our Series E convertible preferred stock financing in July 2020, a price equal to 80% of the $6.7836 per share paid by the investors in the Series E convertible preferred stock financing.
The following table summarizes the 2020 Notes purchased by our executive officers, directors and holders of more than 5% of our capital stock and their affiliated entities or immediate family members, and the shares of Series E convertible preferred stock issued upon the conversion of the 2020 Notes.
Name	Series E convertible promissory note principal and interest ($)	Shares of Series E convertible preferred stock (#)
Entities affiliated with New Enterprise Associates(1)	$3,779,299	696,388
Entities affiliated with Maveron Equity Partners V, L.P.(2)	22,608	4,164
The Charles and Helen Schwab Living Trust	2,047,184	377,221
Future Fund Investment Company No. 4 Pty Ltd	2,321,220	427,717
Pivotal Alpha Limited(3)	1,412,114	260,201
Peter Tuxen Bisgaard(4)	15,170	2,795
Adam Laponis	20,227	3,727
(1)
Consists of $3,713,974 in principal plus accrued interest held by New Enterprise Associates 15, L.P. (“NEA 15”). Dr. Cheung and Dr. Makower were designated to serve as members of our Board by New Enterprise Associates, Inc. (“NEA”), which is affiliated with NEA 15. Dr. Cheung is a principal at NEA, and Dr. Makower was a general partner at NEA; as of August 1, 2021, Dr. Makower is a Special Partner of NEA. In September 2020, Dr. Cheung resigned from our Board, and NEA designated Mr. Hughes to serve in his place. In addition, in September 2020, Mr. Seawell, a venture partner at NEA, joined our Board.

(2)	Entities affiliated with Maveron Equity Partners V, L.P. held more than 5% of our capital stock as of the date of the 2020 Notes financing.
(3)
Consists of $1,387,706.00 in principal plus accrued interest held by Pivotal Alpha. Mr. Bisgaard was designated to serve as a member of our Board by Pivotal Alpha. Mr. Bisgaard is a managing director of Pivotal Alpha. Mr. Bisgaard resigned from our Board on August 3, 2022.

(4)	Mr. Bisgaard resigned from our Board on August 3, 2022.
Series E Convertible Preferred Stock Financing
In July 2020, we entered into a Series E convertible preferred stock purchase agreement with various investors, pursuant to which we issued in July 2020 and August 2020 an aggregate of 10,513,921 shares of Series E convertible preferred stock at $6.7836 per share for gross proceeds of $71.3 million.
16    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

The table below sets forth the number of shares of our Series E convertible preferred stock purchased by our executive officers, directors, holders of more than 5% of our capital stock and their affiliated entities or immediate family members. Each share of Series E convertible preferred stock in the table below converted into one share of our common stock in connection with our IPO.
Name	Series E convertible preferred stock (#)	Aggregate cash purchase price ($)
Entities affiliated with New Enterprise Associates(1)	737,071	$4,999,999
The Charles and Helen Schwab Living Trust	227,640	1,544,221
Pivotal Alpha Limited(2)	589,657	3,999,999
Coöperatieve Gilde Healthcare V U.A.(3)	3,685,358	24,999,999
Longitude Venture Partners IV, L.P.(4)	3,685,358	24,999,999
Peter Tuxen Bisgaard(5)	22,112	149,999
Adam Laponis	7,370	50,000
Nina Richardson(6)	5,856	39,727
(1)
Consists of 737,071 shares of our Series E convertible preferred stock held by NEA 15. Dr. Cheung and Dr. Makower were designated to serve as members of our Board by NEA, which is affiliated with NEA 15. Dr. Cheung is a principal at NEA, and Dr. Makower was a general partner at NEA; as of August 1, 2021, Dr. Makower is a Special Partner of NEA. In September 2020, Dr. Cheung resigned from our Board, and NEA designated Mr. Hughes to serve in his place.

(2)	Mr. Bisgaard was designated to serve as a member of our Board by Pivotal Alpha. Mr. Bisgaard is a managing director of Pivotal Alpha. Mr. Bisgaard resigned from our Board on August 3, 2022.
(3)	Mr. Pardo was designated to serve as a member of our Board by Gilde. Mr. Pardo is a partner of Gilde. In July 2021, Mr. Pardo resigned from our Board.
(4)
Entities affiliated with Longitude Venture Partners IV, L.P. (“LVP4”) held more than 5% of our capital stock as of the date of the Series E convertible preferred stock financing. Ms. Tammenoms Bakker was designated to serve as a member of our Board by LVP4. Ms. Tammenoms Bakker is a managing director of LVP4. In June 2021, Ms. Tammenoms Bakker resigned from our Board.

(5)	Mr. Bisgaard resigned from our Board on August 3, 2022.
(6)	Ms. Richardson’s term as a director will expire at the Annual Meeting.
Investors’ Rights Agreement
We entered into an amended and restated investors’ rights agreement with the purchasers of our convertible preferred stock, which was subsequently converted into common stock in connection with the IPO, and certain of our other stockholders, including certain of our directors and executive officers, holders of more than 5% of our capital stock and entities with which certain of our directors are affiliated. As of July 1, 2022, the holders of approximately 8.7 million shares of our common stock are entitled to rights with respect to the registration of their shares under the Securities Act.
Policies and Procedures for Related Person Transactions
Our Board has adopted a written related-person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction. All of the transactions described above occurred prior to the adoption of this policy.
Indemnification Agreements
We have entered into indemnification agreements with certain of our current directors, executive officers and certain other employees. Our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by applicable law.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    17

DIRECTOR COMPENSATION
Director Compensation Program
Pursuant to the compensation policy for our non-employee directors (the “Director Compensation Program”), which became effective in October 2020 in connection with our IPO, our non-employee directors receive cash compensation as follows:
•	Each non-employee director receives an annual cash retainer in the amount of $40,000 per year.
•	The non-executive Chairperson receives an additional annual cash retainer in the amount of $35,000 per year.
•
The chairperson of the Audit Committee receives additional annual cash compensation in the amount of $20,000 per year for such chairperson’s service on the Audit Committee. Each non-chairperson member of the Audit Committee receives additional annual cash compensation in the amount of $10,000 per year for such member’s service on the Audit Committee.

•
The chairperson of the Compensation Committee receives additional annual cash compensation in the amount of $15,000 per year for such chairperson’s service on the Compensation Committee. Each non-chairperson member of the Compensation Committee receives additional annual cash compensation in the amount of $7,500 per year for such member’s service on the Compensation Committee.

•
The chairperson of the Nominating and Corporate Governance Committee receives additional annual cash compensation in the amount of $10,000 per year for such chairperson’s service on the Nominating and Corporate Governance Committee. Each non-chairperson member of the Nominating and Corporate Governance Committee receives additional annual cash compensation in the amount of $5,000 per year for such member’s service on the Nominating and Corporate Governance Committee.

Under the Director Compensation Program, each non-employee director automatically is granted (i) an option to purchase that number of shares of our common stock calculated by dividing (a) $200,000 by (b) the per share grant date fair value of the option, calculated based on the 30 trading day average closing price of our common stock as of the date of grant (or if the date of grant is not a trading day, the immediately preceding trading day) and using assumptions published in our most recent periodic report as of the date of grant, rounded down to the nearest whole share, upon the director’s initial appointment or election to our Board, referred to as the Initial Grant, and (ii) for each non-employee director who has served for at least 6 months as of the date of each annual meeting, an option to purchase that number of shares of our common stock calculated by dividing (a) $120,000 by (b) the per share grant date fair value of the option, calculated based on the 30 trading day average closing price of our common stock as of the trading day immediately preceding the date of grant and using assumptions published in our most recent periodic report as of the date of grant, rounded down to the nearest whole share, automatically on the date of each annual meeting thereafter, referred to as the Annual Grant. The Initial Grants vest and become exercisable as to 1/36th of the underlying shares on a monthly basis over three years, subject to continued service through each applicable vesting date. The Annual Grants vest and become exercisable as to 1/12th of the underlying shares on each monthly anniversary of the applicable date of grant, provided, that if our annual meeting immediately following the date of grant takes place prior to the first anniversary of the date of grant, the Annual Grants vest and become exercisable immediately prior to our annual meeting following the date of grant, subject to continued service through each applicable vesting date.
In the event of a change in control (as defined under the Director Compensation Program), each Initial Grant and Annual Grant, along with any other stock options or equity-based awards held by any non-employee director, will vest and become exercisable, as applicable, immediately prior to such change in control.
As a result of the uncertainty created by the United States Department of Justice’s (the “DOJ”) investigation related to insurance reimbursement claims submitted to various federal employee health plans under the Federal Employee Health Benefits program, of which we became aware on September 21, 2022, and the various claims audits by insurance carriers , the Board determined to suspend the non-employee director compensation program with respect to the option awards that would otherwise have been awarded to non-employee directors automatically on the date of the Company’s annual meeting of stockholders held on November 9, 2021 and has postponed any decision on non-employee director compensation for 2021 while seeking recommendations from the Compensation Committee’s independent compensation consultant, the Human Capital Solutions division of Aon plc. On April 29, 2022, we entered into a civil settlement agreement with the U.S. government that resolved the DOJ investigation.
18    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

2021 Director Compensation Table
The following table sets forth information regarding the compensation earned for service as a non-employee director on our Board during the year ended December 31, 2021. The compensation for Mr. Gormsen, as a named executive officer, is set forth above under “—Summary Compensation Table.”
Name(1)	Fees earned or paid in cash ($)(2)	Option awards ($)(3)	All other compensation ($)	Total ($)
Josh Makower, M.D.	$95,000	$—	$—	$95,000
Katie Bayne	25,125	196,023	—	221,148
Peter Tuxen Bisgaard(4)	55,292	—	—	55,292
Doug Hughes	50,000	—	—	50,000
Geoff Pardo	31,882	—	—	31,882
Nina Richardson(5)	47,500	—	—	47,500
A. Brooke Seawell	60,000	—	—	60,000
Juliet Tammenoms Bakker	25,396	—	—	25,396
David Wu	44,011	—	—	44,011
(1)
Juliet Tammenoms Bakker resigned from our Board in June 2021, and Geoff Pardo resigned from our Board in July 2021. Katie Bayne joined our Board in June 2021. Nina Richardson’s term as a director will expire at the Annual Meeting.

(2)
These amounts include fees earned in 2021 and paid in 2022 in accordance with our Director Compensation Program, described above. Amounts earned by Messrs. Bisgaard, Hughes and Seawell and Mses. Bayne and Richardson were paid to them directly. Amounts earned by Ms. Tammenoms Bakker were paid to Longitude Capital Management Co., LLC; amounts earned by Dr. Makower were paid to NEA Management Company LLC; amounts earned by Mr. Pardo were paid to Gilde (as defined below); and amounts earned by Mr. Wu were paid to Maveron LLC.

(3)
Amount reported represents the aggregate grant date fair value of the initial stock option grant to Ms. Bayne under our 2020 Plan (as defined below) upon her joining the Board in June 2021, computed in accordance with ASC Topic 718. Assumptions used in the calculation of the amounts are included in Notes 2 and 10 to our audited consolidated financial statements included in the Form 10-K. As noted above, the Board suspended the non-employee director compensation program with respect to the option awards that would otherwise have been awarded to non-employee directors automatically on the date of the Company’s annual meeting of stockholders held on November 9, 2021. As of December 31, 2021, our non-employee directors held the following outstanding options:

Name	Shares subject to outstanding options (#)
Josh Makower, M.D.	6,666
Katie Bayne	10,325
Peter Tuxen Bisgaard	6,666
Doug Hughes	29,500
Geoff Pardo	—
Nina Richardson	56,832
A. Brooke Seawell	29,500
Juliet Tammenoms Bakker	—
David Wu	6,666
(4)	Mr. Bisgaard resigned from our Board on August 3, 2022.
(5)	Ms. Richardson’s term as a director will expire at the Annual Meeting.
None of our non-employee directors held unvested stock awards as of December 31, 2021.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     19

INFORMATION REGARDING EXECUTIVE OFFICERS
The following table sets forth certain information with respect to our executive officers:
Name	Age	Position(s)
Executive Officers
Christian Gormsen(1)	46	President, Chief Executive Officer and Director
William Brownie	55	Chief Operating Officer
Adam Laponis	46	Chief Financial Officer
(1)	Please see “Proposal No. 1 – Election of Directors – Directors Continuing in Office Until the 2024 Annual Meeting of Stockholders” for Mr. Gormsen’s biography.
Executive Officers
William Brownie has served as our Chief Operating Officer since April 2019. From August 2016 through March 2019, Mr. Brownie served as our Chief Customer Operations Officer. In addition, from January 2017 to June 2019 he served as our Chief Financial Officer. From June 2015 to August 2016, Mr. Brownie served as an independent consultant to various companies. From January 2012 to June 2015, Mr. Brownie served as the Managing Director at Sonova e-Hearing Care, a group company of Sonova AG, a provider of hearing care products. Prior to that, from August 2001 to December 2011, Mr. Brownie served as Chief Financial Officer and then President and Chief Executive Officer of HearingPlanet Inc., which was purchased by Sonova AG. Mr. Brownie received a B.S. in business administration from San Diego State University-California State University.
Adam Laponis has served as our Chief Financial Officer since June 2019. From November 2018 to March 2019, Mr. Laponis served as Vice President of Financial Planning and Analysis for Tesla, an automotive and energy company, where he previously served as Senior Director of Finance from April 2017 to November 2018. Prior to that, he served as the Vice President and Chief Financial Officer of Cardiovascular Care of Cardinal Health, a healthcare services and products company, from October 2015 to April 2017. Prior to that, he served in various financial roles at Johnson & Johnson, a healthcare company, from August 2004 to October 2015. Mr. Laponis received a B.S. in chemical engineering from the University of California, Berkeley and his M.B.A. from the University of Southern California.
20    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Introduction
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation program for our named executive officers (“NEOs”) for our fiscal year ended December 31, 2021 and is intended to place in perspective the information contained in the executive compensation tables that follow this discussion. In 2021, all of our executive officers were NEOs, as set forth below:
•	Christian Gormsen, our President and Chief Executive Officer;
•	William Brownie, our Chief Operating Officer; and
•	Adam Laponis, our Chief Financial Officer.
General Compensation Philosophy and Objectives
We are a medical device company dedicated to improving the quality of life of people with hearing loss. Our innovative product and go-to-market approach address the major challenges of traditional hearing aid adoption, including social stigma, accessibility, and cost. At Eargo, we believe in putting the consumer first: our approach to our products, their delivery, and personalized customer support process are all designed with the consumer in mind. We seek empathetic, smart, hard-working and mission-oriented individuals to accomplish these goals. Our compensation philosophy supports this goal by attracting the best people to join Eargo and incentivizing them to innovate, create, and drive long-term results.
The following objectives were considered in setting the compensation components for our NEOs:
•
Attraction and Retention: we seek to recruit and retain the most talented people in a competitive market. This consists of employees and executives responsible not only for growth and innovation but also for ensuring proper corporate governance while carrying out the goals and plans of the Company;

•
Paying for Performance: we seek to reward success when both our Company and the individual succeed. By making a significant portion of our compensation program include variable incentive compensation linked to the achievement of corporate goals such as financial, operational, and stock price performance, we help to ensure that compensation earned by our NEOs reflects our performance; and

•
Stockholder Alignment: we seek to align employee and stockholder interests to share in long-term success. By providing a balance of short-term and long-term incentive opportunities in the form of equity that vests over a multi-year period, we help to promote an ownership culture among our NEOs.

Compensation Setting Process
Compensation Committee’s Role
The Compensation Committee approves, or recommends to the full Board, the compensation of each NEO. Compensation is reviewed annually, and, in setting executive base salaries and bonuses and granting equity incentive awards, our Compensation Committee and Board, as applicable, considered compensation for comparable positions in the market, the historical compensation levels of our executives, individual performance as compared to our expectations and objectives, our desire to motivate our employees to achieve short- and long-term results in the best interests of our stockholders and long-term commitment to our Company. The Compensation Committee reviews the performance of our Chief Executive Officer and makes recommendations to our Board with respect to his compensation, and our Board retains the authority to make compensation decisions relative to our Chief Executive Officer. Additionally, our Board has delegated to the Compensation Committee the authority and responsibility for overseeing the general administration of our compensation policies, and administering the compensation plans and programs for the Company.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    21

EXECUTIVE COMPENSATION (continued)

Compensation Consultant’s Role
The Compensation Committee has the authority to engage the services of outside consultants. For fiscal year 2021, the Compensation Committee retained Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), formerly known as Radford, a national compensation consulting firm, as its independent compensation consultant. Services provided by the independent compensation consultant during this period included:
•	Reviewing the compensation and stock performance of peer companies and recommending changes to our peer group, as necessary;
•	Reviewing executive and senior officer compensation based on an analysis of market-based compensation data; and
•	Assisting our Compensation Committee in analyzing the effectiveness of our executive compensation program and recommending changes, as necessary.
To facilitate the delivery of these services to the Compensation Committee, Aon interfaces with our management, primarily with our Chief Financial Officer, Chief Legal Officer and Vice President of People Operations and Talent.
In April 2022, our Compensation Committee reviewed Aon’s independence under applicable SEC and Listing Rules. Our Compensation Committee concluded that Aon is independent within the meaning of such rules and that its engagement did not present any conflict of interest.
Management’s Role
Management makes recommendations to the Compensation Committee regarding our compensation programs and policies, and implements the programs and policies approved by the Compensation Committee. Our Chief Executive Officer makes recommendations to the Compensation Committee with respect to compensation for our senior officers (including our NEOs), other than himself. The Compensation Committee considers our Chief Executive Officer’s recommendations when determining or recommending the compensation for our senior officers (including our NEOs), including the types of award and specific amounts. All such determinations by our Compensation Committee are discretionary.
No NEO participates directly in the final deliberations or determinations regarding his own compensation package or is present during such determinations.
The Compensation Committee meets regularly in executive session. Our Chief Executive Officer and any other members of management are not present during Compensation Committee deliberations or votes on their compensation. Our Chief Executive Officer also recuses himself from sessions of our Board where they act on his compensation.
Compensation Peer Group
In its review of our executive compensation program, our Compensation Committee analyzed market data for executive compensation periodically using the Radford Global Life Sciences Survey, information available from public filings, and input from our compensation consultants. The compensation peer group for 2021 was approved by the Compensation Committee in December 2020 based on criteria regarding similarity in market capitalization, annual revenues, industry, countries of operation, total number of employees and public company history. Our peer group for 2021 consisted of the following companies:
2021 Compensation Peer Group
AxoGen	Axonics Modulation Technologies
Glaukos	Health Catalyst
Inari Medical	Inspire Medical Systems
Intersect ENT	NanoString Technologies
Outset Medical	Phreesia
Pulmonx	ShockWave Medical
SI-BONE	Silk Road Medical
Tactile Systems Technology	VapoTherm
ViewRay
22    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

Our Compensation Committee uses the peer group as a general reference point from which to evaluate competitive pay practices and does not target a specific percentile for our executive compensation programs. When determining compensation for our executive officers, the Compensation Committee considers, among other factors, the executive’s individual performance, experience and level and scope of responsibilities, as well as overall company performance and economic conditions, as described in more detail below.
Compensation Risk Assessment
Management has conducted a risk assessment of our compensation plans and practices and concluded that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company. The objective of the assessment was to identify any compensation plans or practices that may encourage employees to take unnecessary risk that could threaten the company. No such plans or practices were identified. The Compensation Committee of our Board has reviewed and agrees with management’s conclusion.
Elements of Executive Compensation
Our current executive compensation program generally consists of the following components:
•	base salary;
•	annual cash performance-based compensation;
•	equity-based incentive awards; and
•	other benefits as may be determined from time to time.
We combine these elements to formulate compensation packages that provide competitive pay, reward achievement of financial, operational, and strategic objectives, and align the interests of our executive officers with those of our stockholders. The overall use and weight of each compensation element is based on our Compensation Committee’s subjective determination of the importance of each element in meeting our overall objectives, including motivating executive officers with an owner’s mentality.
Base Salary
Base salaries for our NEOs are initially established through arm’s-length negotiations at the time of the NEO’s hiring, taking into account such NEO’s qualifications and experience, the scope of his responsibilities and competitive market compensation paid by other companies for similar positions within the industry and geography. Base salaries are reviewed periodically, typically in connection with our Compensation Committee’s annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.
In April 2020, our Compensation Committee reduced the base salaries of our executive officers by 20% as part of the Company’s response to economic challenges due to the COVID-19 pandemic. Full salaries were reinstated effective January 2021, and in the first quarter of 2021, after its review of peer group information, the Compensation Committee increased the base salary of Messrs. Brownie and Laponis by 30% to better align the NEOs’ base salaries with similarly situated executives at our peer group of companies. The Compensation Committee and Board also adjusted Mr. Gormsen’s base salary by combining his prior base salary and housing allowance and increasing the sum by 10%, which better aligned Mr. Gormsen’s base salary with the base salaries of chief executive officers at our peer group of companies. In connection with Mr. Gormsen’s base salary increase, his housing allowance was discontinued. The table below sets forth the annual base salary for each of our NEOs after the first quarter increase.
Name	2021 base salary
Christian Gormsen	$550,000
William Brownie	390,000
Adam Laponis	390,000
Annual Performance-Based Compensation
Annual bonus opportunities are intended to motivate our executives to achieve short-term performance goals, which the Compensation Committee believes ultimately serves to advance our overall long-term strategic objectives and creation of stockholder value. In the first quarter of 2021, the Compensation Committee and the Board approved annual target bonus amounts for each of Mr. Gormsen,
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EXECUTIVE COMPENSATION (continued)

Mr. Brownie and Mr. Laponis at 80%, 60% and 50%, of their respective salary levels. These amounts represented increases of target bonus amounts as compared to the prior year (50% for Mr. Gormsen and 35% for each of Messrs. Brownie and Laponis in 2020) in order to bring levels closer to market median of the Company’s peer group following the Company’s IPO and in recognition of individual tenure, expertise and contributions.
Actual bonuses are paid to our executive officers based on achievement of pre-established corporate performance goals approved by the Compensation Committee and Board at the beginning of the fiscal year. For 2021, the Compensation Committee and Board approved performance goals after considering a combination of factors, including alignment with the Company’s financial strategy and strategic innovation initiatives as well as investor expectations, including company guidance, and the NEO’s ability to impact outcomes. The performance goals for fiscal year 2021 were measured across four metrics: (i) total revenue; (ii) sales and marketing expense as a percentage of total revenue; (iii) operating income as a percentage of total revenue; and (iv) the initial launch of Eargo 6 by January 31, 2022. The following table sets forth details at to the weighting and performance goals for each of the performance metrics:
Performance Metric	Weighting	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
Net Revenue (in millions)	25%	$85.0	$94.0	$103.5
Non-GAAP Sales and Marketing Expenses (as % of Net Revenue)(1)	25%	66%	63%	61%
Non-GAAP Operating Loss (as % of Net Revenue)(2)	25%	(37)%	(34)%	(31)%
Launch of Eargo 6	25%		Initial launch by January 31, 2022
(1)	Non-GAAP Sales and Marketing expense is determined as GAAP sales and marketing expense, less the impact of stock-based compensation for the relevant period.
(2)	Non-GAAP Operating Loss is determined as GAAP operating loss, less the impact of stock-based compensation for the relevant period.
For the financial performance goals, no payment was available for achievement below threshold levels, threshold performance would result in payment of 50% of target, and payments could reach a maximum of 150% of target for each goal in the event of achievement of maximum levels. If performance fell between the designated achievement levels, payouts would be calculated based on linear interpolation. There was no threshold or maximum achievement level applicable to the launch of Eargo 6. The Compensation Committee and Board have the ability, in their sole discretion, to accelerate or reduce payments under the annual bonus program.
In April 2022, our Board determined that none of the financial metrics had been met at the threshold level but that the launch of the Eargo 6 had occurred prior to the target date of January 31, 2022. Therefore, each NEO earned 25% of the NEO’s target annual bonus opportunity, which was $110,000, $58,500 and $48,750 for Mr. Gormsen, Mr. Brownie and Mr. Laponis, respectively.
Long-Term Incentive Compensation—Equity-based Incentive Awards
Long-term equity incentive grants are a meaningful retentive component of our compensation program. Our equity incentives are also intended to promote an ownership culture while aligning the long-term interests of our executive officers with those of our stockholders. For 2021, NEOs were granted equity awards with a mix of 50% stock options and 50% restricted stock units (“RSUs”) with respect to the total number of underlying shares.
The size of equity grants to our NEOs is not determined based on a specific formula, but rather through the exercise of the judgment of the Compensation Committee and Board after evaluation of various factors, including compensation provided to other executives with similar responsibilities in our peer group and within our Company, the current unvested equity held by such NEO, the perceived retentive value of the proposed awards, and for new hires, amounts forfeited when joining the Company. We also consider each NEO’s individual performance, including the results and contributions delivered during the year and how they align with our short-term and long-term goals, the executive’s leadership of his team, the cash compensation received by the NEO, and feedback received from the NEO’s peers and team.
24    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

Based on these considerations, the Compensation Committee and/or Board approved annual equity awards to each of our NEOs in the first quarter of 2021, as set forth below:
Name	Number of shares underlying stock options (#)	Number of RSUs (#)	Grant date fair value
Christian Gormsen	50,800	50,800	$4,891,697
William Brownie	16,500	16,500	1,326,180
Adam Laponis	16,500	16,500	1,325,469
Stock options are granted with an exercise price based on the closing price of the Company’s common stock on the date of grant (as quoted on the Nasdaq). The stock option and RSU grants vest generally over a four-year period, subject to continued service and accelerated vesting terms in the event of certain qualifying terminations of employment, including in connection with a change in control of the Company. The value of these awards that may be realized by our NEOs will vary depending on the price of our common stock and may differ from the amounts reported above and in the Summary Compensation Table below.
Other Benefits
Like other employees, our NEOs are eligible to participate in the benefit plans made generally available to our employees on the same terms and conditions as our employees, including comprehensive medical, dental and vision insurance, life and disability insurance, commuter benefit program and 401(k) plan. We have not made any matching contributions under our 401(k) plan. We generally do not provide our NEOs with additional retirement benefits, pensions, perquisites, or other personal benefits, except that Mr. Gormsen was previously provided an annual housing allowance of $150,000, which was provided to Mr. Gormsen pursuant to the terms of his offer letter as a result of arms’ length negotiations and was discontinued on February 28, 2021 in connection with Mr. Gormsen’s base salary increase for 2021. In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual executive in the performance of his or her duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the Compensation Committee or Board.
Severance and Change in Control Benefits
The employment agreements of our NEOs provide for certain severance payments and benefits in the event of a qualifying termination, including in connection with change in control of the Company. Pursuant to the terms of these agreements, in the event the NEO is terminated without Cause or resigns for Good Reason (each, as defined in the employment agreements), in each case, other than during the period that is on or 12 months following a change in control of the Company, the NEO will be eligible to receive: (i) a lump sum cash payment equal to 1x, in the case of our Chief Executive Officer, or 0.75x, in the case of our other NEOs, the sum of the executive’s annual base salary and target annual bonus; and (ii) payment or reimbursement of COBRA premiums for 12 months, in the case of our Chief Executive Officer, or nine months, in the case of our other NEOs.
In addition, in the event the NEO is terminated without Cause or resigns for Good Reason, in each case, during the 12-month period commencing on a change in control of the Company, the NEO will be eligible to receive: (i) a lump sum cash payment equal to 2x, in the case of our Chief Executive Officer, or 1x, in the case of our other NEOs, the sum of the executive’s annual base salary and target annual bonus; (ii) payment or reimbursement of COBRA premiums for up to 24 months, in the case of our Chief Executive Officer, or up to 12 months, in the case of our other NEOs; and (iii) full accelerated vesting of all equity awards.
All severance payments and benefits under the employment agreements are subject to the NEO’s timely execution of a release of claims against us.
For quantification of the change in control and severance benefits described above, please see the section titled, “—Potential Payments Upon Termination or Change in Control.”
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    25

EXECUTIVE COMPENSATION (continued)

Tax and Accounting Considerations
Accounting Treatment and Tax Deductibility of Compensation Expense
We account for stock-based compensation in accordance with the authoritative guidance set forth in Accounting Standards Codification Topic 718, or ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including RSUs and stock options, over the period during which the award recipient is required to perform services in exchange for the award.
Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to each “covered employee,” which includes our NEOs. While the Compensation Committee considers tax deductibility as one of many factors in determining executive compensation, the Compensation Committee will award or modify compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible by the Company.
Hedging and Pledging Policy
Our Insider Trading Policy prohibits officers, directors, employees and designated consultants of the Company and its subsidiaries from purchasing our securities on margin, pledging the Company’s securities as collateral to secure loans, holding our securities in margin accounts, hedging or monetization transactions, including through the use of financial instruments such as zero-cost collars and forward sale contracts, trading in puts, calls or other derivative securities involving the Company’s equity securities, on an exchange or in any other organized market, or engaging in short selling of our securities.
Rule 10b5-1 Sales Plans
Our NEOs and members of our Board may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our capital stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades under parameters established by the individual when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time, so long as such termination was made in good faith.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that such Compensation Discussion and Analysis be included in this Proxy Statement.
Respectfully Submitted,

The Compensation Committee of the Board of Directors

Josh Makower, M.D., Chair
Nina Richardson
26    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

Summary Compensation Table
The following table provides information regarding the compensation awarded to, earned by, or paid to our NEOs for services rendered in all capacities during the years ended December 31, 2021, December 31, 2020, and December 31, 2019.
Name and principal position	Year	Salary ($)(1)	Bonus ($)	Stock awards ($)(2)	Option awards ($)(2)	Non-equity incentive plan compensation ($)(3)	Total ($)
Christian Gormse President and Chief Executive Officer	2021	$538,301	$—	$3,201,416	$1,690,280	$110,000	$5,539,997
	2020	452,279	61,982	—	3,149,564	147,911	3,811,736
	2019	502,170	—	—	1,022,911	—	1,525,081
William Brownie Chief Operating Officer	2021	369,950	—	867,570	458,610	58,500	1,754,630
	2020	257,500	52,800	—	891,393	88,200	1,289,893
	2019	300,000	—	—	230,826	—	530,826
Adam Laponis Chief Financial Officer	2021	369,950	—	867,570	457,898	48,750	1,744,168
	2020	257,500	52,800	—	998,198	88,200	1,396,698
	2019	161,539	—	—	490,510	—	652,049
(1)
The amount reported for Mr. Gormsen includes a housing allowance of $25,000 that does not require substantiation and is indistinguishable from base salary. The housing allowance was discontinued on February 28, 2021.

(2)
In accordance with SEC rules, these columns reflect the aggregate grant date fair value of the stock awards and stock options granted during fiscal year 2021, computed in accordance with ASC 718 for stock-based compensation transactions. These amounts do not reflect the actual economic value realized by our NEOs. For a discussion of the valuation of the equity awards, including the assumptions used, see Notes 2 and 10 to our audited consolidated financial statements included in the Form 10-K for a discussion of these awards.

(3)	The amounts reported represent the annual bonus earned by each NEO based on the timely launch of the Eargo 6.
Grants of Plan-Based Awards
The following table provides information regarding grants of plan-based awards made to each of our NEOs during 2021:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Christian Gormsen		55,000	440,000	605,000
	2/3/2021					50,800	63.02	1,690,280
	2/3/2021				50,800			3,201,416
William Brownie		29,250	234,000	321,750
	1/29/2021					16,500	52.58	458,610
	1/29/2021				16,500			867,570
Adam Laponis		24,375	195,000	268,125
	1/29/2021					16,500	52.58	457,898
	1/29/2021				16,500			867,570
(1)
Threshold amounts determined by assuming achievement of one performance goal at threshold. Maximum amounts determined by assuming achievement of each performance goal at maximum, other than the Eargo 6 performance goal, which was only payable at target.

(2)
Options and RSUs granted during 2021 vest in 16 quarterly installments commencing on February 15, 2021, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(3)
In accordance with SEC rules, this column reflects the aggregate grant date fair value of the stock awards and option awards granted during fiscal year 2021, computed in accordance with ASC 718 for stock-based compensation transactions. These amounts do not reflect the actual economic value realized by our NEOs. For a discussion of the valuation of the equity awards, including the assumptions used, see Notes 2 and 10 to our audited consolidated financial statements included in the Form 10-K for a discussion of these awards.

Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    27

EXECUTIVE COMPENSATION (continued)

Outstanding equity awards at fiscal year-end
The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2021.
Name and principal position	Grant date(1)	Vesting commencement date	Number of securities underlying unexercised options (#) (exercisable)	Number of securities underlying unexercised options (#) (unexercisable)	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)(2)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(3)
Christian Gormsen President and Chief Executive Officer	4/22/2014		1,100	—	—	$1.29	4/22/2024
	11/20/2014		11,000	—	—	1.29	11/20/2024
	9/1/2016		37,148	—	—	1.29	9/1/2026
	10/11/2016		37,148	—	—	1.29	10/11/2026
	7/12/2017	7/12/2017	—	—	18,574	1.29	7/11/2027
	11/29/2017(4)	11/29/2017	437,907	—	—	1.29	11/28/2027
	11/3/2018(5)	4/24/2019	43,333	—	—	1.41	11/2/2028
	4/24/2019(6)	4/24/2019	229,737	—	—(7)	2.55	4/23/2029
	4/24/2019(8)	2/26/2020	59,167	—	—(7)	2.55	4/23/2029
	8/3/2020(9)	8/3/2020	147,548	295,090	—	2.55	8/2/2030
	8/20/2020(9)	8/20/2020	168,408	336,816	—	2.55	8/19/2030
	2/3/2021(11)	2/15/2021	9,525	41,275	—	63.02	2/2/2031
	2/3/2021(12)	2/15/2021						41,275	210,503
William Brownie Chief Operating Officer	9/1/2016		387	—	—	1.29	9/1/2026
	2/14/2017(4)	2/14/2017	290	—	—	1.29	2/13/2027
	7/12/2017		145	—	—	1.29	7/11/2027
	7/12/2017	7/12/2017	—	—	9,287	1.29	7/11/2027
	11/29/2017(6)	11/29/2017	59,522	—	—	1.29	11/28/2027
	11/3/2018(5)	4/24/2019	7,637	—	—	1.41	11/2/2028
	4/24/2019(6)	4/24/2019	32,166	—	—(7)	2.55	4/23/2029
	4/24/2019(8)	2/26/2020	10,400	—	—(7)	2.55	4/23/2029
	8/3/2020(9)	8/3/2020	45,454	90,901	—	2.55	8/2/2030
	8/20/2020(9)	8/20/2020	52,380	104,765	—	2.55	8/19/2030
	1/29/2021(11)	2/15/2021	3,093	13,407	—	52.58	1/28/2031
	1/29/2021(12)	2/15/2021						13,407	68,376
Adam Laponis Chief Financial Officer	6/19/2019(10)	7/3/2019	67,308	66,384	—(7)	2.55	6/18/2029
	8/3/2020(9)	8/3/2020	27,736	55,466	—	2.55	8/2/2030
	8/20/2020(9)	8/20/2020	43,743	87,480	—	2.55	8/19/2030
	1/29/2021(11)	2/15/2021	3,093	13,407	—	52.58	1/28/2031
	1/29/2021(12)	2/15/2021						13,407	68,376
(1)	The exercise price of each option granted prior to November 29, 2017 was repriced to $1.29 per share on November 29, 2017.
(2)
This option will vest in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(3)	Market value calculated by multiplying $5.10, the closing trading price per share of our common stock as of December 31, 2021, by the number of unvested RSUs outstanding as of December 31, 2021.
28    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

(4)
This option includes an early exercise provision with respect to unvested shares, which are subject to repurchase by us at the original exercise price in the event of a termination of service. The option vests as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and as to 1/48th of the total number of shares subject to the option on each monthly anniversary thereafter, in each case, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(5)
This option includes an early exercise provision with respect to unvested shares, which are subject to repurchase by us at the original exercise price in the event of a termination of service. This option was set to vest and become exercisable based on the achievement of certain performance goals, subject to continued service through the date of achievement. On April 24, 2019, our Board approved the amendment of this option such that the option would not terminate as a result of the failure to achieve the performance conditions and was converted to a time-based vesting option that vests as to 1/48th of the total number of shares subject to the option on each monthly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(6)
This option includes an early exercise provision with respect to unvested shares, which are subject to repurchase by us at the original exercise price in the event of a termination of service. The option vests as to 1/48th of the total number of shares subject to the option on each monthly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(7)
The exercise price of each option with an exercise price greater than $2.55 per share was repriced to $2.55 per share on August 3, 2020. Prior to the repricing, the exercise price per share of these options was $4.728.

(8)
This option includes an early exercise provision with respect to unvested shares, which are subject to repurchase by us at the original exercise price in the event of a termination of service. This option vests and becomes exercisable following the determination of the achievement of certain performance goals, subject to continued service through the date of achievement and subsequent vesting. On February 26, 2020, the number of options was reduced, pursuant to its terms, based on the achievement of such goals, and the option vests as to 1/48th of the number of shares subject to the option on each monthly anniversary of this date. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(9)
This option vests and becomes exercisable as to 1/48th of the total number of shares subject to the option on the one-month anniversary of the vesting commencement date and as to 1/48th of the total number of shares subject to the option on each monthly anniversary thereafter, in each case, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period immediately following a change in control.

(10)
This option vests and becomes exercisable as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and as to 1/48th of the total number of shares subject to the option on each monthly anniversary thereafter, in each case, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(11)
This option vests and becomes exercisable as to 1/16th of the number of shares underlying the option on each quarterly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

(12)
These RSUs vest as to 1/16th of the number of RSUs on each quarterly anniversary of the vesting commencement date, subject to continued service. Vesting accelerates in full in the event the holder is terminated by us without cause or the holder resigns for good reason, in each case, within the 12-month period commencing on a change in control.

Option Exercises and Stock Vested
The following table provides information for our NEOs on the number of shares of common stock acquired upon the exercise of options or the vesting of RSU awards, as applicable, in 2021 and the value realized, in each case before payment of any applicable withholding tax.
	Option awards		Stock awards(1)
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Christian Gormsen			9,525	209,773
Adam Laponis	10,000	358,800	3,093	68,119
William Brownie	24,196	434,656	3,093	68,119
(1)
Reflects RSUs that vested during 2021. Included in the table are an additional 3,175, 1,031, and 1,031 RSUs for each of Mr. Gormsen, Mr. Brownie, and Mr. Laponis, respectively, which vested in November 2021 when the underlying stock was valued at $21,876, $7,104 and $7,104, respectively, based on the closing trading price of our common stock on November 15, 2021, but were settled in cash in March 2022 for $12,732, $4,134, and $4,134, respectively.

(2)
The value realized upon vesting of these awards represents the aggregate dollar amount computed by multiplying the number of RSUs vesting by the closing price of the underlying shares on the applicable vesting dates.

Pension Benefits
We have not maintained, and do not currently maintain, a defined benefit pension plan providing for retirement benefits.
While we have not maintained, and do not currently maintain, a formal nonqualified deferred compensation plan, RSUs that vested in November 2021 were not settled until March 2022. The table below includes information on the RSUs held by our NEOs for which settlement was deferred.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    29

EXECUTIVE COMPENSATION (continued)

Non-Qualified Deferred Compensation Table
Name	Executive Contributions in Last Fiscal Year ($)	Company Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings in Last Fiscal Year ($)(2)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at December 31, 2021 ($)(3)
Christian Gormsen	—	21,876	(5,683)	—	16,193
Adam Laponis	—	7,104	(1,846)	—	5,258
William Brownie	—	7,104	(1,846)	—	5,258
(1)
Amount is also captured in the “Value Realized on Vesting” reflected in the Option Exercises and Stock Vested table above. Represents the value of the shares of common stock underlying the RSUs that vested on November 15, 2021, multiplied by $6.89, the closing per share price of our common stock on the vesting date. The RSUs were settled in cash in March 2022.

(2)	Represents the change in value of shares of our common stock subject to the vested RSUs based on the change in the closing per share price from $6.89 on the vesting date to $5.10 on December 31, 2021.
(3)	Represents the aggregate value of the vested RSUs based on $5.10, the closing trading price per share of our common stock on December 31, 2021.
Potential Payments upon Termination or Change in Control
We have entered into employment agreements with each of our NEOs. Each of our NEOs may be entitled to certain severance and other benefits upon a termination of employment under their respective employment agreements, as described in further detail below. The description of the relevant terms of such employment agreements set forth below does not purport to be a complete description of all of the provisions of any such agreements and is qualified in its entirety by reference to the forms such agreements previously filed.
Pursuant to the terms of the employment agreements, in the event the NEO is terminated without Cause or resigns for Good Reason (each, as defined in the employment agreements), in each case, other than during the period that is on or 12 months following a change in control of the Company, the NEO will be eligible to receive: (i) a lump sum cash payment equal to 1x, in the case of our Chief Executive Officer, or 0.75x, in the case of our other NEOs, the sum of the executive’s annual base salary and target annual bonus; and (ii) payment or reimbursement of COBRA premiums for 12 months, in the case of our Chief Executive Officer, or nine months, in the case of our other NEOs.
In addition, in the event the NEO is terminated without Cause or resigns for Good Reason, in each case, during the 12-month period commencing on a change in control of the Company, the NEO will be eligible to receive: (i) a lump sum cash payment equal to 2x, in the case of our Chief Executive Officer, or 1x, in the case of our other NEOs, the sum of the executive’s annual base salary and target annual bonus; (ii) payment or reimbursement of COBRA premiums for up to 24 months, in the case of our Chief Executive Officer, or up to 12 months, in the case of our other NEOs; and (iii) full accelerated vesting of all equity awards.
All severance payments and benefits under the employment agreements are subject to the NEO’s timely execution of a release of claims against us.
30    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

The following table sets forth the estimated payments that would be received by each NEO if a hypothetical termination of employment without Cause or following a resignation for Good Reason on December 31, 2021.
Name	Cash severance	COBRA(1)	RSU acceleration(2)	Stock option acceleration(3)	Total
Christian Gormsen
Covered Termination (Non-CIC)	990,000	26,000	—	—	1,016,000
Covered Termination (CIC)	1,980,000	52,000	226,695	5,382,016	7,640,711
William Brownie
Covered Termination (Non-CIC)	468,000	17,000	—	—	485,000
Covered Termination (CIC)	624,000	23,000	73,634	1,150,443	1,871,077
Adam Laponis
Covered Termination (Non-CIC)	438,750	—	—	—	438,750
Covered Termination (CIC)	585,000	—	73,634	887,698	1,546,332
(1)
Reflects the estimated lump-sum present value of all future COBRA premiums which will be paid on behalf of the NEO under the Company’s health and welfare benefit plans for the applicable continuation period specified in the NEO’s employment agreement.

(2)
The amounts reported reflect the amount determined by multiplying the number of unvested RSUs held by the NEO on December 31, 2021 by $5.10, the closing trading price per share of our common stock on December 31, 2021.

(3)
The amounts reported reflect the sum of the positive difference, if any, between $5.10, the closing trading price per share of our common stock on December 31, 2021, and the exercise price per share of each option, multiplied by the number of unvested shares underlying the option.

Equity Compensation Plan Information
The following table provides information on our equity compensation plans as of December 31, 2021. Information is included for equity compensation plans approved by our stockholders.
Name	Number of securities to be issued upon exercise of outstanding options and rights	Weighted- average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)(2)(3)	5,835,266	$4.87(4)	7,179,165(5)
Equity compensation plans not approved by security holders	—	—	—
Total	5,835,266	$4.87	7,179,165
(1)	Consists of options outstanding and available for issuance under our 2010 Plan (as defined below), 2020 Plan and the ESPP (as defined below).
(2)
The 2020 Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance or transfer pursuant to awards under the 2020 Plan shall be increased on the first day of each year beginning in 2021 and ending in 2030 equal to the lesser of (A) five percent (5.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of shares of stock as determined by our Board; provided, however, that no more than 28,344,144 shares of stock may be issued upon the exercise of incentive stock options.

(3)
The ESPP contains an “evergreen” provision, pursuant to which the maximum number of shares of our common stock authorized for sale under the ESPP shall be increased on the first day of each year beginning in 2021 and ending in 2030, equal to the lesser of (A) one percent (1.0%) of the shares of common stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (B) such number of shares of common stock as determined by our Board; provided, however, no more than 5,450,797 shares of our common stock may be issued thereunder.

(4)	Excludes restricted stock units, which have no exercise price.
(5)	Includes 934,496 shares available for future issuance under the ESPP.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    31

PROPOSAL NO. 3—APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES
General
As required by Section 14A of the Exchange Act, we will be asking stockholders to approve, on an advisory, non-binding basis, the compensation of our NEOs (a “say-on-pay vote”) for the first time at our 2023 annual meeting of stockholders. In accordance with Section 14A of the Exchange Act, at the Annual Meeting we are requesting your advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every “One Year,” “Two Years” or “Three Years” or abstaining. Stockholders are not voting to approve or disapprove of the Board of Directors’ recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future say-on-pay votes. Regardless of which option is selected, the first say-on-pay vote will occur at our 2023 annual meeting of stockholders.
We recommend that our stockholders select a frequency of every “One Year.” We believe that this frequency is appropriate because it will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to a more meaningful and coherent communication between us and our stockholders on the compensation of our NEOs. An annual advisory vote on executive compensation is consistent with our goal of seeking input from, and engaging in discussions with, our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.
Vote Required for Approval
The frequency that receives the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes) will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of “One Year,” “Two Years” or “Three Years” that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes will have no effect on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ONE YEAR AS THE FREQUENCY OF FUTURE SAY-ON-PAY VOTES.
32    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL
General
On August 9, 2022, our Board adopted resolutions approving, declaring advisable and recommending to our stockholders for their approval, an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, with a ratio in the range of 1-for-5 and 1-for-50, such ratio to be determined by the Board in its discretion, with respect to the issued and outstanding common stock of the Company (the “Reverse Stock Split Amendment”). The Reverse Stock Split will also affect outstanding options and restricted stock units (“RSUs”), and as described in “—Effect on Equity Compensation Plans, Outstanding Options and RSUs” below.
Approval of this proposal (the “Reverse Stock Split Proposal”) will grant our Board the authority, without further action by the stockholders, to carry out the Reverse Stock Split, with the exact exchange ratio and timing to be determined at the discretion of the Board and set forth in a public announcement. Even if our stockholders approve this proposal, our Board may determine in its discretion not to effect the Reverse Stock Split and to abandon the Reverse Stock Split Amendment to implement the Reverse Stock Split prior to the time the Reverse Stock Split Amendment is filed and becomes effective. In addition, our Board may determine to effect the Reverse Stock Split even if the trading price of our common stock is at or above the $1.00 per share minimum bid price required for continued listing under Nasdaq rules.
If approved, this proposal would adopt the Reverse Stock Split Amendment set forth in Appendix A. If adopted by our stockholders, the Share Increase Amendment would be effected prior to the Reverse Stock Split Amendment. For additional information regarding the Share Increase Amendment Proposal and the Share Increase Amendment, see “PROPOSAL NO. 5 – ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK.”
The Reverse Stock Split Amendment would not change the number of authorized shares of common stock or preferred stock, the par value of common stock or preferred stock or the relative voting power of our stockholders. Also, the Reverse Stock Split, if effected, would affect all of our holders of common stock uniformly. The text of the proposed Reverse Stock Split Amendment to effect the Reverse Stock Split is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware to effect the proposed Reverse Stock Split Amendment. Stockholders are urged to carefully read Appendix A.
The Reverse Stock Split is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar actions to our Board or our stockholder.
There are certain risks associated with a Reverse Stock Split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results (for more information on the risks see the section below entitled “Certain Risks Associated with the Reverse Stock Split”). However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of granting the Board the discretionary authority to effect the Reverse Stock Split.
Background
Our common stock is currently listed on Nasdaq under the symbol “EAR.” The continued listing requirements of Nasdaq provide, among other things, that our common stock must maintain a closing bid price of at least $1.00 per share. The closing bid price per share of our common stock fell below $1.00 on June 28, 2022 and remained below $1.00 for a period of 25 consecutive trading days until August 3, 2022 and fell below $1.00 again on August 11, 2022. As of August 11, 2022, the closing bid price per share of our common stock was $0.94. If at any time the closing bid price per share of our common stock were to close below $1.00 for more than 30 consecutive trading days, we would expect to receive a delisting notice from Nasdaq and be required to regain compliance within a certain period of time (typically 180 calendar days, subject to possible extensions). There can be no assurance that the trading price of our common stock will not remain below $1.00 per share in the future, including as a result of the Rights Offering. In order to ensure continued compliance with Nasdaq listing rules, and listing on Nasdaq, our Board believes it is in the best interests of the Company and its stockholders to effect the proposed Reverse Stock Split.
Our Board determined that the continued listing of our common stock on Nasdaq is beneficial for our stockholders. The delisting of our common stock from Nasdaq would likely have very serious consequences for the Company and our stockholders. If our
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    33

PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL (continued)

common stock is delisted from Nasdaq, our Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.
The purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock in order to meet the continuing listing requirements of Nasdaq. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on Nasdaq. Accordingly, our Board approved and recommended the Reverse Stock Split Proposal in order to help ensure that the share price of our common stock meets Nasdaq’s continued listing requirements.
The Reverse Stock Split will affect outstanding options and RSUs, as described in “—Effect on Equity Compensation Plans, Outstanding Options and RSUs” below. Approval of this proposal will grant the Board the authority, without further action by the stockholders, to carry out the Reverse Stock Split at any time, with the exact exchange ratio and timing to be determined at the discretion of the Board. As part of its determination of the exact exchange ratio and timing of the Reverse Stock Split, the Board may consider, among other things, the number of shares of common stock expected to be issued and outstanding following the contemplated Rights Offering and conversion of the Notes upon completion of the Rights Offering (as such terms are defined below under “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING”).
Even if our stockholders approve this proposal, our Board may determine in its discretion not to effect the Reverse Stock Split and to abandon the Reverse Stock Split Amendment to effect the Reverse Stock Split prior to the time the Reverse Stock Split Amendment is filed and becomes effective.
Effective Time
If this proposal is approved and our Board determines to effect the Reverse Stock Split, we will file the proposed Reverse Stock Split Amendment with the Secretary of State of the State of Delaware. The Reverse Stock Split will become effective at the time the Reverse Stock Split Amendment is filed with the Secretary of State of Delaware (or such later effective time set forth therein), with the exact timing to be determined at the discretion of the Board. If adopted by our stockholders, the Share Increase Amendment would be effected prior to the Reverse Stock Split Amendment. For additional information regarding the Share Increase Amendment Proposal and the Share Increase Amendment, see “PROPOSAL NO. 5 – ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK.”
If this proposal is approved, no further action on the part of stockholders would be required to either effect or abandon the Reverse Stock Split.
Reservation of Right to Abandon Reverse Stock Split
Our Board reserves the right to abandon the Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Reverse Stock Split Amendment to our Amended and Restated Certificate of Incorporation, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.
Reasons for the Reverse Stock Split
The principal purpose of the Reverse Stock Split is to decrease the total number of shares of common stock outstanding and proportionately increase the market price of the common stock in order to meet the continuing listing requirements of Nasdaq. Accordingly, our Board approved the Reverse Stock Split Proposal in order to help ensure that the share price of our common stock meets Nasdaq’s continued listing requirements. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of
34    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL (continued)

our common stock and improve the likelihood that we will be allowed to maintain our continued listing on Nasdaq. Our Board may determine to effect the Reverse Stock Split even if the trading price of our common stock is at or above the $1.00 per share minimum bid price required for continued listing under Nasdaq rules.
Board Discretion to Implement the Reverse Stock Split
Our Board believes that stockholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our stockholders because it provides the Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If stockholders approve this proposal, the Board would carry out the Reverse Stock Split only upon its determination that the Reverse Stock Split would be in the best interests of our stockholders at that time. The Board would then set the ratio for the Reverse Stock Split within the range approved by stockholders and in an amount it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of stockholder approval, the Board may consider numerous factors including:
•	the historical and projected performance of our common stock;
•	general economic and other related conditions prevailing in our industry and in the marketplace;
•	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on Nasdaq;
•
our capitalization (including the number of shares of common stock issued and outstanding and the number of shares of common stock expected to be issued and outstanding following the contemplated Rights Offering and conversion of the Notes upon completion of the Rights Offering);

•	the then-prevailing trading price for our common stock and the volume level thereof; and
•	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.
Our Board intends to select a reverse stock split ratio that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split.
Certain Risks Associated with the Reverse Stock Split
Before voting on this proposal, stockholders should consider the following risks associated with effecting the Reverse Stock Split:
•
As noted above, the principal purpose of the Reverse Stock Split is to increase the market price of our common stock in order to improve the likelihood that we will be allowed to maintain our continued listing on Nasdaq. However, the Reverse Stock Split, if effected, may not have the effect of increasing the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding, or at all. If the proposed Reverse Stock Split does result in an increase in the market price of our common stock, the increase may not be long-term or permanent. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. We cannot predict the effect that the Reverse Stock Split may have upon the market price of our common stock with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•	Even if our stockholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet Nasdaq’s continued listing requirements.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    35

PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL (continued)

•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•
Although our Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split
If the Reverse Stock Split is approved and effected with respect to the issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all stockholders uniformly and would not change any stockholder’s percentage ownership interest in the Company. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have no current plans to take the Company private. Accordingly, the Reverse Stock Split is not related to a strategy to do so.
To the extent the Share Increase Amendment is adopted by stockholders, the Reverse Stock Split would occur subsequent to the increase in the number of shares of authorized common stock resulting from the Share Increase Amendment.
The Reverse Stock Split will have no effect on the number of authorized shares of common stock or preferred stock or the par value of the common stock or preferred stock.
Effect on Common Stock if Proposal No. 5 is Approved
If the stockholders approve Proposal No. 5, the Company will file an amendment to the Amended and Restated Certificate of Incorporation (the “Share Increase Amendment”) to authorize an additional 150 million shares of common stock as described in Proposal No. 5. Although the Reverse Stock Split will not, by itself, have any immediate dilutive effect on stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease. Such proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease by a greater margin if the Share Increase Amendment is also approved.
The following table contains approximate information relating to our common stock immediately following the Reverse Stock Split under certain possible exchange ratios, based on share information as of July 1, 2022, without giving effect to the treatment of fractional shares, and under the two potential scenarios of the Share Increase Amendment not being approved and being approved.
	July 1, 2022	1-for-5	1-for-25	1-for-50
Share Increase Amendment NOT Approved
Number of authorized shares of common stock	300,000,000	300,000,000	300,000,000	300,000,000
Number of outstanding shares of common stock	39,385,438	7,877,087	1,575,417	787,708
Number of shares of common stock subject to outstanding awards under the Company’s equity incentive plans	7,282,381	1,456,476	291,295	145,647
Number of shares of common stock authorized for future issuance under the Company’s equity incentive plans	6,711,814	1,342,362	268,472	134,236
Number of shares of common stock authorized for future issuance under the Company’s employee stock purchase plan	1,327,567	265,513	53,102	26,551
Number of authorized and unreserved shares of common stock not outstanding	245,292,800	289,058,562	297,811,714	298,905,858
36    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL (continued)

	July 1, 2022	1-for-5	1-for-25	1-for-50
Share Increase Amendment Approved
Number of authorized shares of common stock	300,000,000	450,000,000	450,000,000	450,000,000
Number of outstanding shares of common stock	39,385,438	7,877,087	1,575,417	787,708
Number of shares of common stock subject to outstanding awards under the Company’s equity incentive plans	7,282,381	1,456,476	291,295	145,647
Number of shares of common stock authorized for future issuance under the Company’s equity incentive plans	6,711,814	1,342,362	268,472	134,236
Number of shares of common stock authorized for future issuance under the Company’s employee stock purchase plan	1,327,567	265,513	53,102	26,551
Number of authorized and unreserved shares of common stock not outstanding	245,292,800	439,058,562	447,811,714	448,905,858
Effect on Equity Compensation Plans, Outstanding Options and RSUs
If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under our 2010 Equity Incentive Plan (the “2010 Plan”), our 2020 Incentive Award Plan (the “2020 Plan” and, together with the 2010 Plan, the “Plans”) and our 2020 Employee Stock Purchase Plan (the “ESPP”) would be reduced in proportion to the ratio selected by our Board. As of July 1, 2022, there were a total of (i) 7,282,381 shares of common stock reserved for issuance upon the exercise of stock options and the settlement of RSUs outstanding under the Plans, (ii) 6,711,814 shares remained available for future awards under our 2020 Plan, and (iii) 1,327,567 shares reserved for issuance under the ESPP. Following the Reverse Stock Split, if any, such reserves would be reduced to (i) between approximately 145,647 and approximately 1,456,476 shares reserved for issuance upon the exercise of stock options and the settlement of RSUs outstanding under the Plans, (ii) between approximately 134,236 and approximately 1,342,362 shares would be available for future awards under our 2020 Plan and (iii) between approximately 26,551 and approximately 265,513 shares would be reserved for issuance under the ESPP.
Under the terms of our outstanding options and RSUs, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or settlement, as applicable, of such options and RSUs in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise price of such options. The number of shares of common stock issuable upon exercise or settlement of outstanding options and RSUs and the exercise or purchase price related thereto, as applicable, would be equitably adjusted in accordance with the terms of the Plans, which may include rounding the number of shares of common stock issuable to the nearest whole share.
Potential Anti-Takeover Effect
The Reverse Stock Split would result in an increase in the proportion of authorized but unissued shares of common stock relative to our outstanding shares, which could be construed as having an anti-takeover effect. In addition, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws include other provisions that may have an anti-takeover effect. These provisions, among other things, permit the Board to issue preferred stock with rights, powers and preferences senior to those of the common stock without any further vote or action by the stockholders, provide that special meetings of stockholders may only be called by our Board, prohibit stockholder action by written consent, provide that our Board shall be divided into three classes, with directors in each class serving staggered three-year terms, and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.
Other than the potential acquisition of a controlling interest in the Company by an affiliate of Patient Square Capital and other holders of our convertible notes discussed in “Background to Proposals 5 and 6 – Agreements with Patient Square Capital and Rights Offering,” our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company, and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Accounting Matters
The Reverse Stock Split will not affect the par value per share of common stock, which will remain unchanged at $0.0001 per share. As a result of the Reverse Stock Split, at the effective time, the stated capital on our balance sheet attributable to the common stock, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    37

PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL (continued)

outstanding, will be reduced in proportion to the ratio of the Reverse Stock Split. Correspondingly, the additional paid-in capital account, which consists of the difference between the stated capital and the aggregate amount paid upon issuance of all currently outstanding shares of common stock, will be credited with the amount by which the stated capital is reduced. The stockholders’ equity, in the aggregate, will remain unchanged. In addition, the per share net income or loss of common stock, for all periods, will be restated because there will be fewer outstanding shares of common stock. We do not anticipate that any other material accounting consequences would arise as a result of a reverse stock split.
Mechanics of the Reverse Stock Split
Effect on Beneficial Holders (i.e., Stockholders Who Hold in “Street Name”)
Upon the Reverse Stock Split, we intend to treat common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their customers holding common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee.
Effect on Registered “Book-Entry” Holders of Common Stock
Holders of common stock may hold some or all of their common stock electronically in book-entry form with our transfer agent. These stockholders will not have stock certificates evidencing their ownership of common stock. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.
Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share that would otherwise resulting from the Reverse Stock Split because the stockholder owns a number of shares not evenly divisible by the ratio would instead receive cash. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one share of our common stock to which the stockholder would otherwise be entitled, multiplied by the closing trading price of our common stock on the trading day immediately preceding the effective date of the Reverse Stock Split. We do not anticipate that the aggregate cash amount paid by the Company for fractional interests will be material to the Company.
No Dissenters’ or Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
U.S. Federal Income Tax Considerations
The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to stockholders that hold their shares of common stock as capital assets for U.S. federal income tax purposes. This summary is based upon the provisions of the U.S. Internal Revenue Code, or the Code, Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.
This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or
38    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL (continued)

members); (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquired our common stock in connection with employment or the performance of services; (xii) retirement plans; (xiii) persons who are not U.S. Holders (as defined below); or (xiv) certain former citizens or long-term residents of the United States.
In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.
EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH STOCKHOLDER.
This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:
•	an individual who is a citizen or resident of the United States;
•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a recapitalization, except as described below with respect to cash received in lieu of fractional shares, a stockholder should not recognize gain or loss as a result of the Reverse Stock Split. A stockholder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the stockholder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such stockholder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. Stockholders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
A stockholder who receives cash in lieu of a fractional share of common stock should be treated as first receiving such fractional share and then receiving cash in redemption of such fractional share. A stockholder who receives cash in lieu of a fractional share in the Reverse Stock Split should recognize capital gain or loss equal to the difference between the amount of the cash received in lieu of the fractional share and the portion of the stockholder’s adjusted tax basis allocable to the fractional share. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.
A stockholder may be subject to information reporting with respect to any cash received in exchange for a fractional share interest in a new share in the Reverse Stock Split. Stockholders who are subject to information reporting and who do not provide a correct taxpayer
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PROPOSAL NO. 4—APPROVAL OF THE REVERSE STOCK
SPLIT PROPOSAL (continued)

identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our common stock.
Vote Required for Approval
Approval of the Reverse Stock Split Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REVERSE STOCK SPLIT PROPOSAL.
40    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING
Overview
Background to the Financing
We have experienced losses and negative cash flows from operation since the Company’s inception, including in connection with the settlement of an investigation by the United States Department of Justice and as a result of our suspension of insurance claims submissions – see the section titled “DOJ investigation and settlement and claims audits” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for further information regarding impacts of the investigation, settlement and related matters. We expect to incur additional substantial losses in the future. As disclosed in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 (the “Q1 2022 10-Q”), as of March 31, 2022, we had cash and cash equivalents of $89.2 million and an accumulated deficit of $387.5 million. As further disclosed in the Q1 2022 10-Q, our management’s belief at such time was that, without any future financing, our existing resources would be insufficient to satisfy our obligations as they become due within one year after the date that the financial statements were issued and our negative cash flows and lack of financial resources raised substantial doubt as to our ability to continue as a going concern.
Given our need for additional capital to fund our operations, our Board, management team and financial advisors have devoted significant time and effort to exploring the Company’s strategic alternatives, including potential financing transactions to generate requisite capital to support the Company’s short- and long-term business strategies and a potential sale of the Company. We have concurrently undertaken significant measures to reduce operating expenses and preserve capital, including the elimination of certain programs and reductions in employee workforce.
After reviewing all available alternatives to secure the funding needed to support the Company’s ongoing operations and pursuit of its business strategies, and a potential sale of the Company, we entered into the Note Purchase Agreement with an affiliate of Patient Square Capital (the holders of the Notes issued in such transaction, the “Noteholders”) and Drivetrain Agency Services, LLC, as administrative agent and collateral agent. Pursuant to the Note Purchase Agreement, we agreed to issue and sell up to $125 million in Notes (the “Note Transaction”). Our Board concluded that the Note Transaction represented the best opportunity available to us to secure necessary capital and was in the best interests of stockholders. Among other things, the Board considered our significant cash burn for an extended period of time, including cash burn due to the settlement of the investigation by the U.S. Department of Justice, the lack of an alternative firm proposal for a financing transaction, our anticipated continued losses and deteriorating financial position in the near term, the substantial doubt as to our ability to continue as a going concern, our need for additional financing both to continue operations and focus on our business strategies, and the terms of the transaction with the Noteholders, including the availability of the Rights Offering (as defined below) to allow existing stockholders to mitigate the significant potential dilution to stockholders resulting from the transaction and our continued ability to pursue a sale or merger transaction under the terms of the transaction.
The Financing and Planned Rights Offering
On June 24, 2022, we entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the Noteholders and Drivetrain Agency Services, LLC, as administrative agent and collateral agent (the “Administrative Agent”). Pursuant to the Note Purchase Agreement, we agreed to issue and sell up to $125 million in senior secured convertible notes (the “Notes”). The Notes will be convertible into shares of our common stock (“Conversion Shares”), as further described elsewhere in this Proxy Statement (the “Financing”). For additional information regarding the Note Purchase Agreement, the Notes and the other transaction documents and terms, see “— Terms of the Patient Square Capital Agreements” below.
On June 28, 2022, we closed the initial issuance of $100 million of Notes (the “First Tranche”), providing the Company with critical capital. We used approximately $16.3 million of the net proceeds to repay all existing third-party indebtedness and related pay-off expenses. We plan to utilize the remaining net proceeds for working capital purposes and to fund general business requirements going forward.
Following the closing of the First Tranche and the repayment of all then-existing third-party indebtedness and related pay-off expenses, we disclosed in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 that, as of June 30, 2022, we had cash and cash equivalents of $106.6 million and an accumulated deficit of $419.9 million.
As the Financing presents significant potential dilution to our existing stockholders, we negotiated for the inclusion of a rights offering (the “Rights Offering”) for an aggregate of 375 million shares of common stock to allow our existing stockholders to purchase additional shares of common stock and reduce the level of dilution they could incur from the Financing. The Note Purchase Agreement requires that we consummate the Rights Offering by no later than December 24, 2022. The contemplated Rights Offering will allow stockholders to
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    41

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

subscribe for and purchase shares at a price of $0.50 per share, reflecting a 60% discount to the closing price of our common stock on June 24, 2022, the date we signed the Note Purchase Agreement, and a 47% discount to the closing price of our common stock as of August 11, 2022, the last trading day immediately preceding the date of this Proxy Statement. If the Rights Offering is completed by November 25, 2022 (the 150th day following the closing of the First Tranche) and our stockholders subscribe for and purchase in the Rights Offering at least 75 million shares of our common stock, upon the completion of the Rights Offering, all of the outstanding Notes will automatically convert into:
•	A number of shares of common stock equal to 375 million less the number of shares subscribed for and purchased in the Rights Offering; and
•
Cash in an amount equal to the Repayment Value of the Notes outstanding (which, if the Rights Offering is completed on or before November 25, 2022, would be $150 million) less the Rights Offering Shortfall Amount. The “Rights Offering Shortfall Amount” is an amount equal to the product of (a) 375 million less the number of shares of common stock subscribed for and actually purchased in the Rights Offering, multiplied by (b) $0.50.

If less than 75 million shares of our common stock are subscribed for and purchased in a Rights Offering completed by November 25, 2022 or the Rights Offering is completed after November 25, 2022 but by December 24, 2022, subject to the conditions contained in the Note Purchase Agreement:
•	We have agreed to issue and sell, and the Noteholders have agreed to purchase, up to an additional $25 million of Notes (the “Second Tranche”); and
•
(a) the total gross proceeds of the Rights Offering will be used to repay in cash a portion of the Notes at the Repayment Value of the Notes to be redeemed (generally, 1.50x the original principal amount of the Notes), with the principal amount of the Notes redeemed being equal to the total gross proceeds of the Rights Offering divided by 1.50, and (b) the remaining amount of the Notes (including any accrued interest or principal comprised of “payment-in-kind” Interest) that are not redeemed in cash pursuant to clause (a) will immediately convert into a number of shares equal to 375 million less the number of shares actually subscribed for and purchased in the Rights Offering.

In the Rights Offering, subject to certain terms and conditions, we intend to provide stockholders with an over-subscription privilege to purchase additional shares of our common stock that are not purchased by other stockholders in the Rights Offering. Subject to certain terms and conditions, a stockholder will be permitted to exercise the over-subscription privilege only if it exercised its basic subscription right in full. The over-subscription privilege will be subject to certain limitations, including that:
•
no shares of common stock will be issued upon exercise of the over-subscription privilege by a particular stockholder to the extent that such issuance would result in such stockholder, or a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) that includes such stockholder, beneficially owning in excess of 9.9% of the then-outstanding shares of common stock; and

•
no shares of common stock will be issued upon exercise of the over-subscription privilege by any or all stockholders to the extent that the number of shares subscribed for in the Rights Offering (including pursuant to the over-subscription privilege) would exceed 75 million shares in the aggregate (i.e., in the event the total number of shares subscribed for, including over-subscriptions, exceeds 75 million, stockholders’ over-subscriptions will be cut back on a pro-rata basis (based on the extent to which the over-subscriptions exceed, on a percentage basis, the underlying subscription rights) until the total number of shares subscribed for, including over-subscriptions, is 75 million or all over-subscriptions have been fully cut back to zero).

42    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

If we are unable to complete the Rights Offering by December 24, 2022, we would be in default under the Note Purchase Agreement, allowing the Noteholders to demand immediate repayment of the Notes and, if we are unable to make such repayment, exercise remedies on collateral constituting substantially all of our assets. As we anticipate having insufficient funds to make such a repayment in such event, in such circumstances our stockholders would likely lose all or substantially all of their investment in our common stock. For additional information regarding the contemplated Rights Offering and conversion of the Notes upon completion of a Rights Offering, and the definitions of “Repayment Amount” and “Rights Offering Shortfall Amount,” see “— Contemplated Rights Offering” and “— Terms of the Patient Square Capital Agreements” below.
The Share Increase Amendment Proposal (Proposal No. 5), the Nasdaq Approval Proposal (Proposal No. 6) and the Board’s Recommendation
In order for us to have sufficient authorized and unissued shares of our common stock to be able to complete the contemplated Rights Offering and issue the Conversion Shares, our stockholders’ adoption of an amendment to our certificate of incorporation is required. Our current certificate of incorporation only authorizes us to issue an aggregate of 300,000,000 shares. As of July 1, 2022, we had 54,707,200 shares outstanding or reserved for issuance, leaving us only 245,292,800 shares available for issuance. Our Board has recommended that stockholders approve the Share Increase Amendment Proposal (Proposal 5) to amend our certificate of incorporation to increase the number of authorized shares of our common stock to 450,000,000, which would provide a sufficient number of authorized and unissued shares of our common stock to complete the Rights Offering and issue the Conversion Shares, as well as in connection with other corporate purposes. If the Share Increase Amendment Proposal is not approved, we will have an insufficient number of authorized and unissued shares of our common stock to be able to complete the Rights Offering or issue the Conversion Shares under the terms of the Note Purchase Agreement, which, as described above, would result in an event of default under the Note Purchase Agreement, allowing the Noteholders to demand immediate repayment of the Notes and, if we are unable to make such repayment, foreclose on the collateral, which consists of substantially all of our assets, including our intellectual property. For additional information regarding the Share Increase Amendment Proposal, see “— The Proposals — The Share Increase Amendment Proposal – Proposal No. 5” and “PROPOSAL NO. 5 – ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK.”
In order for the Notes to be converted into shares of our common stock and for us to issue such Conversion Shares upon completion of the Rights Offering, the approval of our stockholders is required. Because our common stock is listed on the Nasdaq Global Select Market, we are subject to Nasdaq Listing Rules, including Rule 5635, which requires that, among other things, a listed company obtain stockholder approval of the issuance of securities (i) that would constitute a change of control and (ii) representing more than 20% of the outstanding voting power of a listed company in a private offering at a price that is less than the Minimum Price ((i) and (ii) collectively referred to as the “Nasdaq 5635 Approval Requirements”). The “Minimum Price” means the lower of: (i) closing price of our common stock immediately preceding the signing of the Note Purchase Agreement and (ii) the average closing price of our common stock for the five trading days immediately preceding the signing of the Note Purchase Agreement. While the number of Conversion Shares that may be issuable upon conversion of the Notes upon completion of the Rights Offering will ultimately depend upon the number of shares subscribed for and purchased by our stockholders in the Rights Offering, we believe it is likely that such number will trigger the Nasdaq 5635 Approval Requirements. In addition, for us to be able to undertake the Rights Offering as required by the Note Purchase Agreement, we must receive stockholder approval for the potential issuance of the Conversion Shares satisfying the Nasdaq 5635 Approval Requirements. As such, our Board has recommended that stockholders approve the Nasdaq Approval Proposal (Proposal No. 6) to approve the issuance of up to the maximum potential number of shares of Conversion Shares into which the outstanding Notes may be convertible upon completion of the Rights Offering. If the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6) are both approved, we intend to conduct the Rights Offering as described above and issue the Conversion Shares as required under the Note Purchase Agreement.
The additional corporate purposes for which our authorized and unissued common stock could be used include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our incentive plans, establishing a strategic relationship with a corporate partner and acquisition transactions. Our Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    43

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

As described above and in further detail elsewhere in this Proxy Statement, we can only complete the Rights Offering if our stockholders approve the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6). If we receive such stockholder approval, we intend to launch the Rights Offering shortly after the Annual Meeting. If our stockholders approve both the Share Increase Amendment Proposal and the Nasdaq Approval Proposal, the Rights Offering is completed by December 24, 2022 and any remaining outstanding Notes are converted into Conversion Shares, our stockholders may experience substantial dilution of their holdings and the Noteholders may obtain a controlling interest in our common stock, as described in “— Effect of the Rights Offering if the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6) are Approved.” However, if our stockholders do not approve both proposals, or if we are unable to complete the Rights Offering by December 24, 2022, all of the Notes will remain outstanding and we would be in default under the Note Purchase Agreement and face repayment obligations to the Noteholders. Unless we are able to arrange alternative financing or a sale of the Company, we expect that we would not have sufficient funds to satisfy such repayment obligations, which would allow the Noteholders to foreclose on the collateral, which consists of substantially all of our assets, including our intellectual property, and our stockholders would likely lose all or substantially all of their investment in our common stock, as described in “— Consequences if Stockholders Do Not Approve the Proposals or the Rights Offering is not Timely Completed.”
For the reasons discussed above and in further detail elsewhere in this Proxy Statement, including in “— Recommendation of the Board of Directors”:
The Board recommends that stockholders vote “FOR”
the Share Increase Amendment Proposal (Proposal No. 5) and
the Nasdaq Approval Proposal (Proposal No. 6)
Terms of the Patient Square Capital Agreements
Note Purchase Agreement
Pursuant to the Note Purchase Agreement, the Noteholders agreed to purchase $100 million in Notes on or before July 11, 2022, and such closing was completed on June 28, 2022 (the “First Tranche Closing”). Subject to the terms and conditions of the Note Purchase Agreement, the Noteholders have agreed to purchase up to an additional $25 million of Notes if we have not completed the Rights Offering on or before November 25, 2022 (the 150th day following the First Tranche Closing) or, alternatively, if we complete the Rights Offering within such timeframe but our existing stockholders subscribe to purchase less than 75 million shares of newly issued common stock in the Rights Offering.
The closing of the Second Tranche is further conditioned upon certain closing conditions. We also made certain representations, warranties and covenants in the Note Purchase Agreement, including with regard to the incurrence of indebtedness and liens, making of investments, dispositions of property and transactions with affiliates.
Use of Proceeds
We are permitted to use the proceeds from the sale of the Notes as working capital, to fund our general business requirements and to pay off existing indebtedness.
Interest, Redemption, Maturity and Events of Default
The Notes are senior, secured obligations of the Company, bearing interest at a rate of 12.00% per annum, payable quarterly in arrears on the first calendar day of each calendar quarter commencing on July 1, 2022. Immediately upon the occurrence and during the continuance of an event of default, the interest rate will be increased by an additional 12.00%. Other than on the Maturity Date (as defined below) or any optional redemption date, accrued interest shall be paid in-kind.
We may, at our option, repay all (but not a portion) of the Notes outstanding upon three business days’ prior written notice at a price equal to the Repayment Value of the Notes outstanding. The “Repayment Value” of any Note on any applicable date means an amount payable such that the annualized return on the initial principal amount of the Notes is no less than 12.00%, or, if greater, an amount equal to 150% of the initial principal amount of such Note.
44    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

The Notes will mature and be due in cash at the Repayment Value on June 28, 2023, the one-year anniversary of the First Tranche Closing Date, subject to earlier conversion, redemption or repurchase in accordance with their terms (the “Maturity Date”).
The Note Purchase Agreement contains certain “events of default,” which, if triggered, would result in an increase in the amount of interest due on the Notes and may result in the acceleration of the maturity of the Notes (including the Repayment Value), among other things. Events of default under the Note Purchase Agreement include, among other things:
•	failure to make any payment of principal or interest on any Note when due or satisfy other obligations under the Note Purchase Agreement;
•	failure to perform certain covenants or other required actions under the Note Purchase Agreement, subject to applicable cure periods;
•	the occurrence of an event that reasonably would be expected to be a material adverse effect upon our financial condition, assets or results of operations;
•	the seizure of or levy on any material portion of our assets, or the receipt of a notice or service seeking to seize or attached over $100,000 in assets;
•	a court order restraining us from conducting any material part of our business;
•	we become insolvent or insolvency proceedings are initiated;
•	any third party becomes able to accelerate the maturity of outstanding debt over $300,000, whether or not such right is exercised;
•
fines, penalties or final judgments of at least $300,000 (which are not covered by independent third-party insurance as to which liability has not been rejected by such insurance carrier) are rendered against us by any governmental authority, and the same are not discharged, satisfied, or paid, or after execution thereof, stayed or bonded pending appeal, or such judgments are not discharged prior to the expiration of any such stay;

•	any representation, warranty or other statement in the Note transaction documents is incorrect or misleading in any material respect;
•	the Note Purchase Agreement or any collateral document ceases to be in full force and effect;
•	any government approval is revoked, rescinded, suspended, modified in an adverse manner or not renewed in the ordinary course for a full term;
•	we are enjoined, restrained or in any way prevented by the order of any court or any governmental authority from conducting any material part of our business for more than fifteen days;
•	we are convicted under any criminal statute that subjects us to forfeiture of any material portion of property to any governmental authority;
•	receipt of a delisting notice from Nasdaq or if we otherwise fail to maintain our listing;
•	we fail to consummate the Rights Offering by December 24, 2022; or
•	we undergo a change of control and do not concurrently repay the Notes and all other obligations under the Note Purchase Agreement.
As more fully described in “PROPOSAL NO. 4 – APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL,” we are seeking the approval of stockholders for the Reverse Stock Split Proposal to authorize the Reverse Stock Split for the purpose of increasing the trading price of our common stock above Nasdaq’s Minimum Price (if necessary) and avoiding the receipt of a delisting notice from Nasdaq as a result of our common stock being below the Minimum Price (if this were to occur). The delisting of our common stock from Nasdaq would likely have very serious consequences for the Company and our stockholders. If our common stock is delisted from Nasdaq, our Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    45

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

Rights Offering
In connection with the Financing, we have agreed to consummate the Rights Offering for an aggregate of 375 million shares of common stock to stockholders as of a record date to be determined at an offering price of $0.50 per share of common stock. The Rights Offering is subject to our stockholders approving (i) an amendment to our certificate of incorporation to increase the number of authorized shares of common stock under the Company’s certificate of incorporation to an amount necessary to consummate the Rights Offering and (ii) for purposes of complying with the Nasdaq 5635 Approval Requirements, the issuance of the full potential amount of Conversion Shares upon conversion of the Notes. If we are unable to complete the Rights Offering by December 24, 2022, the Notes will remain outstanding and we will be in default under the Note Purchase Agreement. We intend to commence the Rights Offering shortly after the Annual Meeting and expect it to be completed prior to November 25, 2022 (the 150th day following the First Tranche Closing), and in any event by December 24, 2022.
Conversion
If the Rights Offering is consummated by November 25, 2022, then the Notes will automatically convert into (i) a number of shares of common stock equal to 375 million less the number of shares actually subscribed for and purchased with the Rights Offering, and (ii) cash in an amount equal to (x) the Repayment Value of Notes outstanding less (y) the Rights Offering Shortfall Amount. The “Rights Offering Shortfall Amount” represents an amount equal to the product of (a) 375 million less the number of shares of common stock subscribed for and actually purchased in the Rights Offering, multiplied by (b) $0.50.
If the Rights Offering is consummated after November 25, 2022 but on or prior to December 24, 2022, then the Second Tranche Notes will be issued (subject to certain conditions) and (a) the total gross proceeds of the Rights Offering will be immediately used to repay in cash a portion of the Notes at the Repayment Value, with the principal amount of the Notes redeemed being equal to the total gross proceeds of the Rights Offering divided by 1.50, and (b) the remaining amount of the Notes that are not redeemed will immediately convert into a number of shares equal to 375 million less the number of shares actually subscribed for and purchased in the Rights Offering. The Second Tranche Notes may not be issued if the Rights Offering is not consummated by December 24, 2022.
Restrictions on Certain Activities
The Note Purchase Agreement contains various covenants that limit our ability to engage in specified types of transactions without the Noteholders’ prior consent. These covenants limit our ability to, among other things:
•	encumber or license our intellectual property, subject to certain exceptions;
•	sell, transfer, lease or dispose of our assets, subject to certain exclusions;
•	create, incur or assume additional indebtedness;
•	encumber or permit liens on any of our assets other than certain permitted liens;
•	make restricted payments, including paying dividends on, repurchasing or making distributions with respect to, any of our capital stock;
•	make specified investments (including loans and advances);
•	consolidate, merge with, or acquire any other entity, or sell or otherwise dispose of all or substantially all of our assets; and
•	enter into certain transactions with our affiliates.
Nothing in the Note Purchase Agreement prohibits us from refinancing the Notes (at their Repayment Value) with a new equity or debt financing, or from selling the Company (and repaying the Notes at the Repayment Value in connection with such sale). We expect that in the event we enter into a sale transaction prior to the consummation of the Rights Offering, we would not proceed with the Rights Offering.
Collateral
Pursuant to the Note Purchase Agreement, we and each of our subsidiaries granted a first-priority security interest on substantially all of our assets, including intellectual property. Any subsidiary we form or acquire is also required to become party to the Note Purchase Agreement, subject to the same requirements. Upon the occurrence of an event of default, the Administrative Agent, on behalf of the Noteholders, is entitled to, among other things, foreclose on the collateral.
46    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

Stockholder Approval
In connection with the Financing, we agreed to hold a meeting of our stockholders within 120 days of the First Tranche Closing (i.e., by October 26, 2022) to obtain stockholder approval to (i) increase the number of authorized shares of common stock under the Company’s certificate of incorporation to an amount necessary to consummate the Rights Offering and (ii) issue the full potential number of the Conversion Shares pursuant to the Nasdaq 5635 Approval Requirements. We are asking our stockholders to provide such approvals at the Annual Meeting through the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6).
For additional information regarding the Notes and the Note Purchase Agreement, refer to the full text of the Note Purchase Agreement, which was filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on June 27, 2022.
Investors’ Rights Agreement
On June 24, 2022, we also entered into an Investors’ Rights Agreement (the “Investors’ Rights Agreement”) with the Noteholders, pursuant to which, among other things, we granted the Noteholders certain governance, information and other rights.
Restrictions on Transfer
Prior to the Maturity Date (unless an event of default has occurred and is continuing), the Investor Parties (as defined below) may not transfer any of the Notes to any person without our consent, except each Noteholder may transfer the Notes (i) to its direct or indirect limited partners or other investors, in each case, to which Notes are transferred by way of distribution, or the Noteholders’ affiliated funds or controlled affiliates (such controlled affiliates, limited partners and other investors that hold the Notes or Conversion Shares, collectively, the “Permitted Transferees”), (ii) in connection with customary pledges in connection with financing arrangements by the Noteholders or to the extent that all of the net proceeds of such sale are solely used to satisfy a margin call (i.e., posted as collateral) or repay bona fide loan or lending transaction entered into by the Noteholders (a “Financing Arrangement”) to the extent necessary to satisfy a bona fide margin call on such Financing Arrangement or to avoid a bona fide margin call on such Financing Arrangement that is reasonably likely to occur; provided, that, in each such Financing Arrangement, the lender has executed an issuer agreement, or (iii) following the date we commence a voluntary case under Title 11 of the United States Bankruptcy Code or any other similar insolvency laws. The Noteholders and any transferee, whether during or after such three-year period, pursuant to clause (i) is an “Investor Party” and any transferee pursuant to clauses (ii) and (iii) above is an “Other Holder.”
In connection with any transfer of the Notes that is effected pursuant to a transaction in which the Investor Parties (or any of their representatives) negotiate the terms of such transfer directly with the third party purchaser (other than any underwriter, dealer (including a dealer acting as a block positioner), market maker, placement agent or initial purchaser thereof), at no time may the Investor Parties and Other Holders, as applicable, knowingly (after reasonable inquiry) transfer any Notes to any Company competitor, or any activist investor (each as further described in the Investors’ Rights Agreement) or person who the Investor Party or Other Holder, as applicable, reasonably should know has been an activist investor in the last three years. In no event shall the foregoing limitations apply to, or limit in any way, sales by the Investor Parties in transactions effected on any stock exchange.
Noteholder Observer and Director Nominees
Prior to consummation of the Rights Offering, for as long as the Investor Parties hold any Notes, the Investor Parties shall have the right to appoint one observer (the “Observer”) to the Board.
From and after the Rights Offering, the Investor Parties shall have the right to nominate the number of directors (the “Investor Directors”) to the Board that is proportionate to Investor Parties’ ownership of the Company, if any, following the Rights Offering, which will be rounded up to the nearest whole number (and shall in no event be less than one).
We expect to enter into an indemnification agreement with each Investor Director (the “Indemnification Agreement”) and entered into a Board Observer Agreement with the Investor Party on June 24, 2022 (the “Board Observer Agreement”).
The Indemnification Agreement generally requires us, among other things, to indemnify each Investor Director against certain liabilities that may arise by reason of their status or service as a director. The Indemnification Agreement also generally requires us to advance any expenses incurred by each Investor Director as a result of any proceeding against them as to which they could be indemnified. These indemnification provisions and the Indemnification Agreements may be sufficiently broad to permit indemnification of each Investor Director for liabilities, including reimbursement of expenses incurred, arising under the Securities Act of 1933, as amended (the “Securities Act”).
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    47

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

The Board Observer Agreement generally provides for, among other things, the Observer’s rights to be invited to attend, in a non-voting observer capacity, all meetings of the Board and Board committees. The Board Observer Agreement also generally requires us to indemnify the Observer to the same extent provided in the Indemnification Agreement. The Observer’s rights under the Board Observer Agreement shall terminate at the time the Investor no longer has the right to appoint an Observer pursuant to the Investors’ Rights Agreement and the other provisions therein.
For additional information regarding the Indemnification Agreement and the Board Observer Agreement, refer to the full text of the Indemnification Agreement and the Board Observer Agreement, which are filed as Exhibits 10.2 and 10.3 to our Current Report on Form 8-K filed with the SEC on June 27, 2022.
Standstill
So long as either (i) the Investor Parties or Other Holders have record and beneficial ownership representing more than five percent of the outstanding common stock of the Company or (ii) the Investor Parties have the right to nominate a director to the Board (or any person so nominated continues to serve on the Board), the Investor Parties and Other Holders must comply with customary standstill provisions. The standstill provisions will terminate if, following any conversion in connection with the Rights Offering described below, the Investor acquires control of a majority of the voting power of the Company.
Voting Agreement
For so long as the Investor Parties have the right to designate an Observer or designate or nominate a director to the Board (or any person so designated or nominated continues to serve on the Board), the Investor Parties or Other Holders, as applicable, have agreed at each meeting of the stockholders to vote all shares of common stock owned (a) in favor of each director nominated or recommended by the Board and against the removal of any director who has been elected following nomination or recommendation by the Board, (b) against any stockholder nomination for a director that is not approved and recommended by the Board, (c) in favor of our “say-on-pay” proposal and any proposal by of ours relating to equity compensation that has been approved by the Board or the Board’s Compensation Committee, and (d) in favor of our proposal for ratification of the appointment of our independent registered public accounting firm. The foregoing voting agreement will terminate if, following any conversion in connection with the Rights Offering described below, the Investor acquires control of a majority of the voting power of the Company.
Financial Statements and Other Information Rights
For so long as the Notes are outstanding or the Investor holds at least 5% of our outstanding common stock, we have agreed to provide the Investor Parties with certain information and financial statements, including monthly management reports and annual operating budgets and financial projections, as further described in the Investors’ Rights Agreement.
For additional information regarding the Investors’ Rights Agreement, refer to the full text of the Investors’ Rights Agreement, which was filed as Exhibit 10.4 to our Current Report on Form 8-K filed with the SEC on June 27, 2022.
Registration Rights Agreement
At the First Tranche Closing, we and the Noteholders also entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which, among other things, we granted the Noteholders certain customary demand and piggyback registration rights. Under the Registration Rights Agreement, we are required to use our reasonable best efforts to file a registration statement providing for the resale of the Conversion Shares within ten business days of the completion of the Rights Offering, and to maintain its effectiveness thereafter for so long as any registrable securities remain outstanding.
For additional information regarding the Registration Rights Agreement, refer to the full text of the Registration Rights Agreement, which was filed as Exhibit 10.5 to our Current Report on Form 8-K filed with the SEC on June 27, 2022.
48    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

The Proposals
The Share Increase Amendment Proposal – Proposal No. 5
In order for us to have sufficient authorized and unissued shares of our common stock to be able to complete the contemplated Rights Offering and issue the Conversion Shares, our stockholders’ adoption of an amendment to our certificate of incorporation is required. Our current certificate of incorporation only authorizes us to issue an aggregate of 300 million shares. As of July 1, 2022, we had 54,707,200 shares outstanding or reserved for issuance, leaving us only 245,292,800 shares available for issuance. Our Board has recommended that stockholders approve the Share Increase Amendment Proposal (Proposal No. 5) to amend our certificate of incorporation to increase the number of authorized shares of our common stock to 450 million, which would provide a sufficient number of authorized and unissued shares of our common stock to complete the Rights Offering and issue the Conversion Shares, as well as in connection with other corporate purposes.
For additional information regarding the Share Increase Amendment Proposal, see “— The Proposals — The Share Increase Amendment Proposal – Proposal No. 5” and “PROPOSAL NO. 5 – ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK.”
The Nasdaq Approval Proposal – Proposal No. 6
In order for the Notes to be converted into shares of our common stock and for us to issue the Conversion Shares upon completion of the Rights Offering, the approval of our stockholders is required. Because our common stock is listed on the Nasdaq Global Select Market, we are subject to Nasdaq Listing Rules, including Rule 5635 which requires that, among other things, a listed company obtain stockholder approval of the issuance of securities (i) that would constitute a change of control and (ii) representing more than 20% of the outstanding voting power of a listed company in a private offering at a price that is less than the Minimum Price (as defined below) ((i) and (ii) collectively referred to as the “Nasdaq 5635 Approval Requirements”). While the number of Conversion Shares that may be issuable upon conversion of the Notes upon completion of the Rights Offering will ultimately depend upon the number of shares subscribed for and purchased by our stockholders in the Rights Offering, we believe it is likely that such number will trigger the Nasdaq 5635 Approval Requirements. In addition, for us to be able to undertake the Rights Offering as required by the Note Purchase Agreement, we must receive stockholder approval for the potential issuance of the Conversion Shares satisfying the Nasdaq 5635 Approval Requirements. As such, our Board has recommended that stockholders approve the Nasdaq Approval Proposal (Proposal No. 6) to approve the issuance of up to the maximum potential number of shares of Conversion Shares into which the outstanding Notes may be convertible upon completion of the Rights Offering.
For additional information regarding the Nasdaq Approval Proposal, see “— The Proposals — The Nasdaq Approval Proposal – Proposal No. 6” and “PROPOSAL NO. 6 – APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULES, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE UPON CONVERSION OF THE SENIOR SECURED CONVERTIBLE NOTES.”
Effect of the Rights Offering if the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6) are Approved
As described above and in further detail elsewhere in this Proxy Statement, we can only complete the Rights Offering if our stockholders approve the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6). If the Share Increase Amendment Proposal and the Nasdaq Approval Proposal are approved, it is our intention to launch the Rights Offering shortly after the Annual Meeting and complete the Rights Offering by November 25, 2022.
The sections below provide certain information regarding the effect of the Rights Offering in various scenarios based on the numbers of shares of common stock our existing stockholders subscribe for and whether the Rights Offering is completed before or after November 25, 2022.
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BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

Rights Offering Completed by November 25, 2022
The following table depicts the pro forma effect on the ownership of our fully diluted common stock as of July 1, 2022, as well as the proceeds to the Company as a result of the Rights Offering, any additional amounts to be received from the Noteholders upon a potential issuance of the Second Tranche and any cash payments the Company may be required to make to the Noteholders upon conversion of the Notes, assuming the following:
•	The Share Increase Amendment Proposal (Proposal No. 5) is approved such that the number of authorized shares of common stock is increased to 450,000,000 shares;
•	The Nasdaq Approval Proposal (Proposal No. 6) is approved such that up to the full potential number of Conversion Shares may be issued to the Noteholders is approved; and
•	The Rights Offering is completed by November 25, 2022.
Four scenarios are shown:
•	Existing stockholders subscribe for and purchase zero shares of our common stock in the Rights Offering;
•
Existing stockholders subscribe for and purchase 74 million shares of our common stock in the Rights Offering, a level that is just below the 75 million share threshold at or above which there would be no Notes issued as part of a Second Tranche;

•	Existing stockholders subscribe for and purchase 75 million shares of our common stock in the Rights Offering, the threshold level at which the Second Tranche of the Notes would not be issued; and
•	Existing stockholders subscribe for and purchase the full 375 million shares of our common stock in the Rights Offering.
	As of July 1, 2022		Pro Forma for the Rights Offering (if completed by November 25, 2022)(1)
			0 Stockholder Subscriptions		74,000,000 Stockholder Subscriptions		75,000,000 Stockholder Subscriptions		375,000,000 Stockholder Subscriptions
Shareholdings	Shares	% of Common	Shares	% of Common	Shares	% of Common	Shares	% of Common	Shares	% of Common
Existing Stockholders(2)	34,547,423	87.7%	34,547,423	8.3%	99,457,436	24.0%	100,334,599	24.2%	363,483,301	87.7%
Noteholders	—	—	375,000,000	90.5%	301,000,000	72.6%	300,000,000	72.4%	—	—
Directors and Executive Officers(3)	4,838,015	12.3%	4,838,015	1.2%	13,928,002	3.4%	14,050,839	3.4%	50,902,137	12.3%
Net Proceeds to the Company			Proceeds and Repayments ($)
Gross Proceeds to the Company from the Rights Offering			—		$37,000,000		$37,500,000		$187,500,000
Plus proceeds to the Company from the Second Tranche			$25,000,000		$333,333		—		—
Less cash repayments to the Noteholders upon conversion of the Notes			—		—		—		($150,000,000)
Net Proceeds to the Company(4)			$25,000,000		$37,333,333		$37,500,000		$37,500,000
(1)	Assumes existing stockholders and directors and executive officers participate in the Rights Offering in equal proportions to the outstanding shares of common stock beneficially owned by them.
(2)
Excludes shares of common stock that may be acquired by the Noteholders or are beneficially owned by the Company’s directors and executive officers. Also excludes any shares of common stock issued or that may be issued after July 1, 2022, including as a result of the exercise of stock options or vesting of RSUs under the Company’s equity incentive plans, other than the shares issued in the Rights Offering.

(3)
Represents the outstanding shares of common stock beneficially owned by the Company’s directors and executive officers, including through affiliated entities as to which the directors and executive officers disclaim beneficial ownership of the shares . Excludes shares of common stock that may be acquired by the Company’s directors and executives within 60 days of July 1, 2022, including as a result of the settlement of vested RSUs, the vesting of RSUs or the exercise of stock options. For additional information, see “INFORMATION ABOUT STOCK OWNERSHIP – SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

50    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

(4)
All amounts are before deduction of any fees and expenses payable for SEC filing fees, Nasdaq listing costs, fees payable to legal, financial and other advisors and miscellaneous costs associated with the transactions described elsewhere herein.

Rights Offering Completed After November 25, 2022 But By December 24, 2022
The following table depicts the pro forma effect on the ownership of our fully diluted common stock as of July 1, 2022, as well as the proceeds to the Company as a result of the Rights Offering, any additional amounts to be received from the Noteholders upon a potential issuance of the Second Tranche and any cash payments the Company may be required to make to the Noteholders upon conversion of the Notes, assuming the following:
•	The Share Increase Amendment (Proposal No. 5) is approved such that the number of authorized shares of common stock is increased to 450,000,000 shares;
•	The Nasdaq Approval Proposal (Proposal No. 6) is approved such that up to the full potential number of Conversion Shares may be issued to the Noteholders is approved;
•	The Rights Offering is completed after November 25, 2022 but by December 24, 2022; and
•	The Second Tranche Notes are issued.
Three scenarios are shown, in each case assuming the Second Tranche Notes are issued prior to the Rights Offering:
•	Existing stockholders subscribe for and purchase zero shares of our common stock in the Rights Offering;
•	Existing stockholders subscribe for and purchase 75 million shares of our common stock in the Rights Offering; and
•	Existing stockholders subscribe for and purchase the full 375 million shares of our common stock in the Rights Offering.
	As of July 1, 2022		Pro Forma for the Rights Offering (if completed between November 25, 2022 and December 24, 2022)(1)
			0 Stockholder Subscriptions		75,000,000 Stockholder Subscriptions		375,000,000 Stockholder Subscriptions
Shareholdings	Shares	% of Common	Shares	% of Common	Shares	% of Common	Shares	% of Common
Existing Stockholders(2)	34,547,423	87.7%	34,547,423	8.3%	100,334,599	24.2%	363,483,301	87.7%
Noteholders	—	—	375,000,000	90.5%	300,000,000	72.4%	—	—
Directors and Executive Officers(3)	4,838,015	12.3%	4,838,015	1.2%	14,050,839	3.4%	50,902,137	12.3%
Net Proceeds to the Company			Proceeds and Repayments ($)
Gross Proceeds to the Company from the Rights Offering			—		$37,500,000		$187,500,000
Plus proceeds to the Company from the Second Tranche			$25,000,000		$25,000,000		$25,000,000
Less cash repayments to the Noteholders upon conversion of the Notes			—		($37,500,000)		($187,500,000)
Net Proceeds to the Company(4)			$25,000,000		$25,000,000		$25,000,000
(1)	Assumes existing stockholders and directors and executive officers participate in the Rights Offering in equal proportions to the outstanding shares of common stock beneficially owned by them.
(2)
Excludes shares of common stock that may be acquired by the Noteholders or are beneficially owned by the Company’s directors and executive officers. Also excludes any shares of common stock issued or that may be issued after July 1, 2022, including as a result of the exercise of stock options or vesting of RSUs under the Company’s equity incentive plans, other than the shares issued in the Rights Offering.

(3)
Represents the outstanding shares of common stock beneficially owned by the Company’s directors and executive officers, including through affiliated entities as to which the directors and executive officers disclaim beneficial ownership of the shares . Excludes shares of common stock that may be acquired by the Company’s directors and executives within 60 days of July 1, 2022, including as a result of the settlement of vested RSUs, the vesting of RSUs or the exercise of stock options. For additional information, see “INFORMATION ABOUT STOCK OWNERSHIP – SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”

(4)
All amounts are before deduction of any fees and expenses payable for SEC filing fees, Nasdaq listing costs, fees payable to legal, financial and other advisors and miscellaneous costs associated with the transactions described elsewhere herein.

Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    51

BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING (continued)

Controlling Interest
Following the completion of the Rights Offering, the Notes will convert into shares of our common stock based in part on the number of shares of common stock subscribed for by our existing stockholders. Following such conversion, depending on such number of shares, we expect that the Noteholders will own a substantial share of the outstanding shares and voting power of our common stock. If, among other things, our stockholders approve the Nasdaq Approval Proposal (Proposal No. 6), thereby removing the 20% conversion limitation imposed by Nasdaq Listing Rule 5635, Noteholders could own up to approximately 90.5% of our outstanding common stock following the consummation of the Rights Offering.
Therefore, unless our stockholders subscribe for a significant amount of shares of our common stock in the Rights Offering, it is likely that the Noteholders will obtain a controlling interest in the Company. If the Noteholders obtain a controlling interest, our stockholders could face a number of new or increased risks, including:
•	stockholders will have forgone any opportunity to receive a control premium for the Company;
•	the concentration of voting power could deter or prevent a change in control that might otherwise be beneficial to our stockholders; and
•
the interests of the controlling Noteholders may be different than yours, and their control and voting power of our common stock could enable them to take certain actions that may not be in the best interests of our stockholders.

For additional information regarding the anticipated results of the Rights Offering, including potential dilution or our existing stockholders, the pro forma effect on the ownership of our fully diluted common stock and related matters, please refer to the section above titled “–Effect of the Rights Offering if the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6) are Approved” and Proposal Nos. 5 and 6 contained elsewhere in this Proxy Statement.
Consequences if Stockholders Do Not Approve the Proposals or the Rights Offering is Not Timely Completed
As described above and in further detail elsewhere in this Proxy Statement, we can only complete the Rights Offering if our stockholders approve the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6). If our stockholders do not approve both proposals, or if we are unable to complete the Rights Offering by December 24, 2022, all of the Notes will remain outstanding and we would be in default under the Note Purchase Agreement and face repayment obligations to the Noteholders. Unless we are able to arrange alternative financing or a sale of the Company, we expect that we would not have sufficient funds to satisfy such repayment obligations, which would allow the Noteholders to foreclose on the collateral, which consists of substantially all of our assets, including our intellectual property, and our stockholders would likely lose all or substantially all of their investment in our common stock.
52    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 5—ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK
Background
Our Amended and Restated Certificate of Incorporation currently authorizes the issuance of 300 million shares of common stock, par value $0.0001 per share. On August 9, 2022, our Board of Directors adopted resolutions to amend the Amended and Restated Certificate of Incorporation, subject to stockholder approval, to increase the number of authorized shares of our common stock to 450 million (the “Share Increase Amendment”). The additional 150 million shares of common stock authorized for issuance pursuant to the proposed Share Increase Amendment would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently issued and outstanding. The holders of common stock are not entitled to preemptive rights or cumulative voting.
The Share Increase Amendment will not affect the number of authorized shares of preferred stock of the Company, par value $0.0001 per share, which is 5 million shares. Currently, there are no shares of preferred stock issued and outstanding.
If our stockholders approve this proposal, then the second sentence of Article IV of our Amended and Restated Certificate of Incorporation will be deleted and replaced in its entirety to read as follows:
“The total number of shares that the Company is authorized to issue is 455,000,000, of which 450,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock.”
See Appendix B for the full text of the certificate of amendment to be filed to effect the Share Increase Amendment if approved by our stockholders.
Purpose of Share Increase Amendment
On June 24, 2022, we entered into the Note Purchase Agreement, pursuant to which we agreed to complete the Rights Offering for an aggregate of 375 million shares of common stock. In order for us to have sufficient authorized and unissued shares of our common stock to be able to complete the contemplated Rights Offering and issue the Conversion Shares, our stockholders’ adoption of an amendment to our certificate of incorporation is required. Our current certificate of incorporation only authorizes us to issue an aggregate of 300 million shares. As of July 1, 2022, we had 54,707,200 shares outstanding or reserved for issuance, leaving us only 245,292,800 shares available for issuance. Our Board has recommended that stockholders approve the Share Increase Amendment Proposal (Proposal No. 5) to amend our certificate of incorporation to increase the number of authorized shares of our common stock to 450 million, which would provide a sufficient number of authorized and unissued shares of our common stock to complete the Rights Offering and issue the Conversion Shares, as well as in connection with other corporate purposes.
The additional corporate purposes for which our authorized and unissued common stock could be used include, without limitation, financing activities, public or private offerings, stock dividends or splits, conversions of convertible securities, issuance of options and other equity awards pursuant to our incentive plans, establishing a strategic relationship with a corporate partner and acquisition transactions. Our Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes.
If the Share Increase Amendment Proposal is not approved, we will have an insufficient number of authorized and unissued shares of our common stock to be able to complete the Rights Offering or issue the Conversion Shares under the terms of the Note Purchase Agreement, which, as described above, would result in an event of default under the Note Purchase Agreement, allowing the Noteholders to demand immediate repayment of the Notes and, if we are unable to make such repayment, foreclose on the collateral, which consists of substantially all of our assets, including our intellectual property. Such default would likely have very serious consequences for the Company and our stockholders, including that stockholders will have forgone any opportunity to receive a control premium for the Company.
For additional information regarding the Rights Offering, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING — Overview — The Financing and Planned Rights Offering.”
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    53

PROPOSAL NO. 5—ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK (continued)

Effect of Adoption of Proposed Amendment
The following table illustrates the effect the proposed Share Increase Amendment would have on the number of shares of common stock available for issuance, if adopted by our stockholders:
	As of July 1, 2022	Upon Effectiveness of Amendment
TOTAL AUTHORIZED SHARES OF COMMON STOCK	300,000,000	450,000,000
Number of outstanding shares of common stock	39,385,438	39,385,438
Number of shares of common stock subject to outstanding awards under the Company’s equity incentive plans	7,282,381	7,282,381
Number of shares of common stock authorized for future issuance under the Company’s equity incentive plans	6,711,814	6,711,814
Number of shares of common stock authorized for future issuance under the Company’s employee stock purchase plan	1,327,567	1,327,567
Total outstanding shares of common stock, shares of common stock subject to outstanding equity awards, and shares of common stock authorized for future issuance under the company’s incentive and employee stock purchase plans	54,707,200	54,707,200
Shares of common stock available for issuance	245,292,800	395,292,800
Other than the consummation of the Rights Offering, conversion of the Notes and shares that will be reserved for issuance under our existing incentive plans and employee stock purchase plan, we do not currently have any arrangements, agreements or understandings that would require the issuance of additional shares of common stock. Because our directors and executive officers have outstanding equity awards under our incentive plans, and may be granted additional equity awards under these plans, they may be deemed to have an indirect interest in the Share Increase Amendment because, absent the amendment, the Company may not have sufficient authorized shares to make future awards.
The Share Increase Amendment will not have any immediate effect on the rights of existing stockholders, other than any effects resulting from the Rights Offering. However, our Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of the Nasdaq Stock Market. Future issuances of common stock or securities convertible into or exchangeable for common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.
If the Share Increase Amendment is adopted by stockholders, all other sections of the Amended and Restated Certificate of Incorporation would be maintained in their current form, subject to any amendment to effect the Reverse Stock Split, if approved. For information regarding the Reverse Stock Split and the Reverse Stock Split Amendment, see “PROPOSAL NO. 4 – APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.” The Share Increase Amendment would become effective upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company would do promptly after the Annual Meeting. In the event that the Share Increase Amendment is not approved by our stockholders at the Annual Meeting, the current Amended and Restated Certificate of Incorporation would remain in effect in its entirety, subject to the potential Reverse Stock Split Amendment that may be filed and become effective if adopted by stockholders. Furthermore, if the Share Increase Amendment is not approved, we would be unable to consummate the Rights Offering, which would cause a default under the Note Purchase Agreement, allow the Noteholders to demand immediate repayment of the Notes and, if we are unable to make such repayment, foreclose on the collateral, which consists of substantially all of our assets, including our intellectual property. Our Board reserves the right, notwithstanding stockholder approval of the Share Increase Amendment and without further action by our stockholders, to abandon and not to proceed with the Share Increase Amendment at any time before it becomes effective.
54    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL NO. 5—ADOPTION OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE ADDITIONAL SHARES OF COMMON STOCK (continued)

Furthermore, unless our stockholders subscribe for a significant amount of shares of our common stock in the Rights Offering, it is likely that the Noteholders will obtain a controlling interesting in the Company. If the Noteholders obtains a controlling interest, our stockholders could face a number of new or increased risks. For additional information regarding certain risks associated with the Noteholders obtaining a controlling interest, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Effect of the Rights Offering if the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6) are Approved – Controlling Interest.”
Consequences Associated with the Failure to Approve this Proposal
If the Share Increase Amendment Proposal is not approved, we will have an insufficient number of authorized and unissued shares of our common stock to be able to complete the Rights Offering or issue the Conversion Shares under the terms of the Note Purchase Agreement. If our stockholders do not approve the Share Increase Amendment Proposal and the Nasdaq Approval Proposal, or if we are unable to complete the Rights Offering by December 24, 2022, all of the Notes will remain outstanding and we would be in default under the Note Purchase Agreement and face repayment obligations to the Noteholders. Unless we are able to arrange alternative financing or a sale of the Company, we expect that we would not have sufficient funds to satisfy such repayment obligations, which would allow the Noteholders to foreclose on the collateral, which consists of substantially all of our assets, including our intellectual property, and our stockholders would likely lose all or substantially all of their investment in our common stock.
For additional information regarding the consequences associated with the a failure to approve this proposal, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Consequences if Stockholders Do Not Approve the Proposals or the Rights Offering is not Timely Completed – Inability to Complete the Rights Offering.”
Potential Anti-Takeover Effect
Our Board has not proposed the Share Increase Amendment with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of our company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent our Board from taking any appropriate actions not inconsistent with its fiduciary duties. We do not have a poison pill plan in effect and have not made any non-stockholder approved re-pricings of our equity awards.
Dissenters’ Rights of Appraisal
Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Share Increase Amendment, and we will not independently provide our stockholders with any such right.
Vote Required for Approval and Recommendation
Adoption of the Share Increase Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ADOPTION OF THE SHARE INCREASE AMENDMENT OF THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 300,000,000 TO 450,000,000.
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    55

PROPOSAL NO. 6—APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULES, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE UPON CONVERSION OF THE SENIOR SECURED CONVERTIBLE NOTES
Background
On June 24, 2022, we entered into the Note Purchase Agreement, pursuant to which we agreed to issue and sell up to $125 million in Notes. On June 28, 2022, we closed the initial issuance of $100 million of Notes. The Notes will be convertible into shares of our common stock, which we refer to as the Conversion Shares.
For additional information regarding the Financing, including the Note Purchase Agreement, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Overview – Terms of the Patient Square Capital Agreements.”
In order for the Notes to be converted into shares of our common stock and for us to issue such Conversion Shares upon completion of the Rights Offering, the approval of our stockholders is required. Because our common stock is listed on the Nasdaq Global Select Market, we are subject to Nasdaq Listing Rules, including Rule 5635, which requires that, among other things, a listed company satisfy the Nasdaq 5635 Approval Requirements, which include obtaining stockholder approval of the issuance of securities (i) that would constitute a change of control and (ii) representing more than 20% of the outstanding voting power of a listed company in a private offering at a price that is less than the Minimum Price.
While the number of Conversion Shares that may be issuable upon conversion of the Notes upon completion of the Rights Offering will ultimately depend upon the number of shares subscribed for and purchased by our stockholders in the Rights Offering, we believe it is likely that such number will trigger the Nasdaq 5635 Approval Requirements. In addition, for us to be able to undertake the Rights Offering as required by the Note Purchase Agreement, we must receive stockholder approval for the potential issuance of the Conversion Shares satisfying the Nasdaq 5635 Approval Requirements. As such, our Board has recommended that stockholders approve the Nasdaq Approval Proposal to approve the issuance of up to the maximum potential number of shares of Conversion Shares into which the outstanding Notes may be convertible upon completion of the Rights Offering.
For additional information regarding the Nasdaq Approval Proposal, Nasdaq Listing Rule 5635 and related matters, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Overview – The Financing and Planned Rights Offering” and “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Overview – The Nasdaq Approval Proposal – Proposal No. 6.”
Effect of Stockholder Approval of this Proposal
If the Share Increase Amendment Proposal and the Nasdaq Approval Proposal are approved, it is our intention to complete the Rights Offering by November 25, 2022 as we believe it provides the opportunity for more favorable terms to our stockholders if, in such event, stockholders subscribe for at least 75,000,000 shares in the Rights Offering, as compared to the Rights Offering being completed after such date but before December 24, 2022. Completing the Rights Offering will have various important consequences, including but not limited to:
•
Capitalization. Upon conversion of the Notes and issuance of the Conversion Shares, we expect that the Noteholders will own a substantial or controlling share of the outstanding shares and voting power of our common stock. Specifically, we expect that the Noteholders could own up to approximately 90.5% of our outstanding common stock following the consummation of the Rights Offering and the subsequent issuance of Conversion Shares. For additional information regarding the effect of stockholder approval of the Nasdaq Approval Proposal, including certain information regarding the effect of the Rights Offering in various scenarios, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Effect of the Rights Offering if the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6) are Approved.”

•
Change of Control. Unless our stockholders subscribe for a significant amount of shares of our common stock in the Rights Offering, it is likely that the Noteholders will obtain a controlling interesting in the Company following the Rights Offering and the issuance of the Conversion Shares to the Noteholders. If the Noteholders obtain a controlling interest, our stockholders could face a number of new

56    Eargo, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders

PROPOSAL NO. 6—APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULES, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK ISSUABLE UPON CONVERSION OF THE SENIOR SECURED CONVERTIBLE NOTES (continued)

or increased risks. For additional information regarding certain risks associated with the Noteholders obtaining a controlling interest, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Effect of the Rights Offering if the Share Increase Amendment Proposal (Proposal No. 5) and the Nasdaq Approval Proposal (Proposal No. 6) are Approved – Controlling Interest.”
•
Market Effects. In accordance with the Registration Rights Agreement, we intend to file and maintain a resale registration statement with the Securities and Exchange Commission covering the resale of the Conversion Shares by the Noteholders. If significant quantities of our common stock are sold, or if it is perceived that such sales may occur, the trading price of our common stock could be adversely affected. For additional information regarding the Registration Rights Agreement, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Terms of the Patient Square Capital Agreements – Registration Rights Agreement.”

Consequences Associated with the Failure to Approve this Proposal
If the Nasdaq Approval Proposal is not approved, we will be unable to undertake the Rights Offering as required by the Note Purchase Agreement. If our stockholders do not approve the Share Increase Amendment Proposal and the Nasdaq Approval Proposal, or if we are unable to complete the Rights Offering by December 24, 2022, all of the Notes will remain outstanding and we would be in default under the Note Purchase Agreement and face repayment obligations to the Noteholders. Unless we are able to arrange alternative financing or a sale of the Company, we expect that we would not have sufficient funds to satisfy such repayment obligations, which would allow the Noteholders to foreclose on the collateral, which consists of substantially all of our assets, including our intellectual property, and our stockholders would likely lose all or substantially all of their investment in our common stock.
For additional information regarding the consequences associated with the failure to approve this proposal, see “BACKGROUND TO PROPOSAL NOS. 5 AND 6 – AGREEMENTS WITH PATIENT SQUARE CAPITAL AND RIGHTS OFFERING – Consequences if Stockholders Do Not Approve the Proposals or the Rights Offering is not Timely Completed – Inability to Issue the Full Potential Amount of Conversion Shares.”
Vote Required for Approval and Recommendation
Proposal No. 6 requires the affirmative vote of a majority of the votes cast (excluding abstentions and broker non-votes). Abstentions and broker non-votes will have no impact on the outcome of this proposal, but will be counted for purpose of determining whether a quorum exists.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVING THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON CONVERSION OF THE SENIOR SECURED CONVERTIBLE NOTES FOR PURPOSES OF NASDAQ LISTING RULES.
Eargo, Inc. Proxy Statement and Notice of 2021 Annual Meeting of Stockholders    57

INFORMATION ABOUT STOCK OWNERSHIP
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of July 1, 2022, information regarding beneficial ownership of our common stock by:
•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•	each of our NEOs;
•	each of our directors; and
•	all of our executive officers and directors as a group.
The percentage of ownership is based on 39,385,438 shares of common stock outstanding as of July 1, 2022. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security. In addition, any shares that the entity or individual has the right to acquire within 60 days of July 1, 2022 through the exercise of any stock options or through the vesting and settlement of RSUs payable in shares of common stock are included in the following table. These shares are deemed to be outstanding and beneficially owned by the person holding those options or RSUs for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table does not necessarily indicate beneficial ownership for any other purpose. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Unless otherwise noted below, the address for each beneficial owner listed in the table below is c/o Eargo, Inc., 2665 North First Street, Suite 300, San Jose, California 95134.
Name of beneficial owner	Number of outstanding shares beneficially owned	Number of shares exercisable within 60 days	Number of shares beneficially owned	Percentage of beneficial ownership
5% and greater stockholders:
Entities affiliated with New Enterprise Associates(1)	4,520,670	—	4,520,670	11.48%
Cooperatieve Gilde Healthcare V U.A.(2)	2,996,686	—	2,996,686	7.61%
Entities affiliated with Pivotal Alpha Limited(3)	2,886,724	—	2,886,724	7.33%
The Charles and Helen Schwab Living Trust U/A DTD 11/22/1985	2,062,504	—	2,062,504	5.24%
Named executive officers and directors:
Christian Gormsen(4)	89,836	1,303,592	1,393,428	3.42%
William Brownie(5)	181,579	259,251	440,830	1.11%
Adam Laponis(6)	48,927	211,245	260,172	*
Josh Makower, M.D.(7)	508	6,666	7,174	*
Katie Bayne(8)	—	3,441	3,441	*
Peter Tuxen Bisgaard(9)	2,928,693	6,666	2,935,359	7.45%
Doug Hughes(10)	35,709	18,849	54,558	*
Nina Richardson(11)	—	46,181	46,181	*
A. Brooke Seawell(12)	394	18,849	19,243	*
David Wu(13)	1,552,369	6,666	1,559,035	3.96%
All current directors and executive officers as a group (10 persons)	4,838,015	1,881,406	6,719,421	16.28%
*	Indicates beneficial ownership of less than 1% of the total outstanding common stock.
(1)
Consists of (a) 4,520,019 shares of our common stock held by New Enterprise Associates 15, L.P. (“NEA 15”) (based on the most recently available Schedule 13D/A filed jointly with the SEC on June 3, 2021) and (b) 651 shares of our common stock held by NEA Ventures 2015, L.P. (“Ven 2015”). The shares held directly by NEA 15 are indirectly held by NEA Partners 15, L.P. (“NEA Partners 15”), which is the sole general partner of NEA 15, NEA

58    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

INFORMATION ABOUT STOCK OWNERSHIP (continued)

15 GP, LLC (“NEA 15 LLC”), which is the sole general partner of NEA Partners 15, and the individual managers of NEA 15 LLC (the “NEA Managers”). The NEA Managers are Forest Baskett, Anthony A. Florence, Jr., Mohamad H. Makhzoumi, Scott D. Sandell and Peter W. Sonsini. The NEA Managers share voting and dispositive power with regard to the shares held by NEA 15. The shares directly held by Ven 2015 are indirectly held by Karen P. Welsh, the general partner of Ven 2015. Karen P. Welsh has voting and dispositive power with regard to the shares held by Ven 2015. All indirect owners of the above-referenced shares disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest in such shares. The principal address for NEA 15 is c/o New Enterprise Associates, Inc., 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.
(2)
Based on the Form 4 filed with the SEC on May 4, 2021 by Geoff Pardo. According to the Form 4, this amount consists of 2,996,686 shares of our common stock held directly by Coöperatieve Gilde Healthcare V U.A. (“Gilde”). Gilde is managed by Gilde Healthcare V Management B.V. (“Gilde Management”), which is owned and managed by Gilde Healthcare Holding B.V. (“Gilde Holding”). Each of Gilde Management and Gilde Holding may be deemed to share voting, investment and dispositive power with respect to the shares held by Gilde. Mr. Pardo was a member of our Board until his resignation in July 2021 and is a partner of Gilde and may be deemed to share voting and dispositive power over the shares held by Gilde. According to the most recently available Schedule 13D/A filed with the SEC on April 28, 2021, the managing partners of Gilde Holding are Edwin de Graaf, Marc Olivier Perret and Martemanshurk BV (of which Pieter van der Meer is the owner and manager). Each of these individuals disclaim beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest in such shares. The principal office of Gilde is located at Newtonlaan 91, 3584 BP Utrecht, the Netherlands.

(3)
Based on the most recently available Schedule 13D filed jointly with the SEC on October 29, 2020 by Nan Fung Group Holdings Limited (“NFGHL”), NF Investment Holdings Limited (“NFIHL”), Permwell Management Limited (“Permwell”), Grand Epoch Holdings Limited (“Grand Epoch”), Eternal Sky Holdings Limited (“Eternal Sky”), and Pivotal Alpha Limited (“Pivotal Alpha”). According to the Schedule 13D, this amount consists of 2,664,502 shares of our common stock held directly by Pivotal Alpha and 222,222 shares of our common stock held by Permwell. Pivotal Alpha is wholly owned by Eternal Sky, which is wholly owned by Grand Epoch. Grand Epoch and Permwell are both wholly owned by NFIHL, which is wholly owned by NFGHL. The members of the Executive Committee of NFGHL make investment decisions with respect to shares of our common stock held by Pivotal Alpha and Permwell. Mr. Kam Chung Leung, Mr. Frank Kai Shui Seto, Mr. Vincent Sai Sing Cheung, Mr. Pui Kuen Cheung, Mr. Kin Ho Kwok, Ms. Vanessa Tih Lin Cheung, Mr. Meng Gao and Mr. Chun Wai Nelson Tang are the members of the Executive Committee of NFGHL. Pivotal Alpha, Eternal Sky and Grand Epoch each disclaims beneficial ownership of all applicable shares beneficially owned by Permwell and Permwell disclaims beneficial ownership of all applicable shares beneficially owned by Pivotal Alpha, Eternal Sky and Grand Epoch. The principal business address of NFGHL, Permwell, Pivotal Alpha and the named members of the NFGHL executive committee is 23rd Floor, Nan Fung Tower, 88 Connaught Road Central and 173 Des Voeux Road Central, Central, Hong Kong. The registered office address of NFIHL, Grand Epoch and Eternal Sky is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands.

(4)
Consists of (a) 89,836 shares of common stock held directly, (b) 3,175 restricted stock units that are scheduled to vest within 60 days of July 1, 2022 and (c) 1,300,417 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022.

(5)
Consists of (a) 181,579 shares of our common stock held directly, (b) 1,031 restricted stock units that are scheduled to vest within 60 days of July 1, 2022 and (c) 258,220 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022.

(6)
Consists of (a) 48,927 shares of our common stock held directly, (b) 1,031 restricted stock units that are scheduled to vest within 60 days of July 1, 2022 and (c) 210,214 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022.

(7)
Consists of (a) 508 shares of our common stock held by the Makower Family Trust and (b) 6,666 shares of common stock that may be acquired pursuant to the exercise of stock options held by Dr. Makower within 60 days of July 1, 2022. As of August 1, 2021, Dr. Makower is a Special Partner of NEA, which is affiliated with NEA 15 and Ven 2015. Dr. Makower has no voting or dispositive power with regard to any of the shares of our common stock held by NEA 15 and Ven 2015 as described in footnote (1) above and disclaims beneficial ownership of the above-referenced shares held by NEA 15 and Ven 2015, except to the extent of his actual pecuniary interest in such shares.

(8)	Consists of 3,441 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022.
(9)
Consists of (a) 2,886,724 shares of common stock beneficially owned by Pivotal Alpha and Permwell, (b) 41,969 shares of common stock held directly and (c) 6,666 shares of common stock that may be acquired pursuant to the exercise of stock options held by Mr. Bisgaard within 60 days of July 1, 2022. Investment and voting decisions by Pivotal Alpha are made jointly by three or more individuals and therefore no individual is the beneficial owner of the shares held by Pivotal Alpha. Mr. Bisgaard is a Managing Partner of Pivotal Bioventure Partners LLC, which is affiliated with Pivotal Alpha and Permwell, and disclaims beneficial ownership of all applicable shares except to the extent of his actual pecuniary interest in such shares. Mr. Bisgaard resigned from our Board on August 3, 2022.

(10)	Consists of (a) 35,709 shares of common stock held directly and (b) 18,849 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022.
(11)
Consists of 46,181 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022. Ms. Richardson’s term as a director will expire at the Annual Meeting.

(12)	Consists of (a) 394 shares of common stock held directly, and (b) 18,849 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022.
(13)
Consists of (a) 1,552,369 shares of common stock beneficially owned by Maveron Equity Partners IV, L.P., Maveron Equity Partners V, L.P., Maveron IV Entrepreneurs Fund L.P., Maveron V Entrepreneurs Fund L.P., MEP Associates IV, L.P., and MEP Associates V, L.P., and (b) 6,666 shares of common stock that may be acquired pursuant to the exercise of stock options within 60 days of July 1, 2022. The stock options are held in Mr. Wu’s name but are contractually assigned to Maveron LLC. Mr. Wu is a Partner at Maveron LLC, which is affiliated with Maveron Equity Partners IV, L.P., Maveron Equity Partners V, L.P., Maveron IV Entrepreneurs Fund L.P., Maveron V Entrepreneurs Fund L.P., MEP Associates IV, L.P., and MEP Associates V, L.P. and disclaims beneficial ownership of all applicable shares except to the extent of his actual pecuniary interest in such shares.

Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    59

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.
To the Company’s knowledge, based solely on a review of the filings of such reports with the SEC and written representations that no Form 5 was required to be filed, the Company believes that all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the year ended December 31, 2021, except as follows:
•	One Form 4 report was inadvertently filed late for one of our executive officers, William Brownie, with respect to one transaction.
•	One Form 4 report was inadvertently filed late for one of our executive officers, Adam Laponis, with respect to one transaction.
60    Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
We do not “household” for any of our stockholders of record. However, brokers with account holders who are Eargo stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: 2665 North First Street, Suite 300, San Jose, California 95134. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should contact their broker or (3) request from the Company at (650) 351-7700. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement or Proxy Card to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this Proxy Statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.
In connection with the Company’s annual meeting of stockholders in 2023, the Company intends to file a proxy statement and a WHITE proxy card with the SEC in connection with its solicitation of proxies for that annual meeting.
We have filed our Annual Report on Form 10-K for the year ended December 31, 2021 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder of Eargo, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary of the Company, 2665 North First Street, Suite 300, San Jose, California 95134.
By Order of the Board of Directors

/s/ Christian Gormsen Christian Gormsen
President, Chief Executive Officer and Director
     , 2022
Eargo, Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders    61

Appendix A
FORM OF
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EARGO, INC.
Eargo, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law, hereby certifies as follows:
(a)
The name of the Corporation is Eargo, Inc. and the date on which the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware was November 12, 2010 (as subsequently amended and restated, the “Amended and Restated Certificate of Incorporation”).

(b)
This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

(c)
This Certificate of Amendment to Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation to add the following as Section 3 of Article IV of the Amended and Restated Certificate of Incorporation:

“Section 3. Upon the effectiveness of the filing of this Certificate of Amendment (the “Effective Time”) each number of shares of Common Stock either issued or outstanding or held by the Company as treasury stock, immediately prior to the Effective Time (the “Old Common Stock”) equal to the Reverse Split Number (as defined below) will be automatically reclassified as (without any further act) into one share of Common Stock (the “New Common Stock”) issued or outstanding or held by the Company as treasury stock (the “Reverse Stock Split”). The number of shares of Old Common Stock that shall be reclassified into one share of New Common Stock pursuant to the Reverse Stock Split shall be determined by the Board of Directors and publicly announced by the Company prior to the Effective Time (the “Reverse Split Number”). No fractional shares shall be issued as a result of or in connection with the Reverse Stock Split. In lieu of any fractional shares of New Common Stock to which any stockholder (or any beneficial owner of shares held through a bank, broker or other nominee) would otherwise be entitled as a result of the Reverse Stock Split, the Company shall pay an amount in cash equal to the product of: (i) such fraction of a share of New Common Stock, multiplied by (ii) the closing trading price of the Old Common Stock on the trading day immediately preceding the date of the Effective Time, multiplied by (iii) the Reverse Split Number. As soon as practicable following the Effective Time, the Company will cause the Company’s transfer agent and registrar to issue new book entries representing the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified.”
IN WITNESS WHEREOF, Eargo, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation be signed by its duly authorized officer on this    day of   , 2022.
EARGO, INC.

By:
Name:
Title:
    A-1

Appendix B
FORM OF
CERTIFICATE OF AMENDMENT
TO
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
EARGO, INC.
Eargo, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Delaware General Corporation Law, hereby certifies as follows:
(a)
The name of the Corporation is Eargo, Inc. and the date on which the original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware was November 12, 2010 (as subsequently amended and restated, the “Amended and Restated Certificate of Incorporation”).

(b)
This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

(c)	This Certificate of Amendment to Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation, as follows:
(i)	Section 1 of Article IV of the Amended and Restated Certificate of Incorporation is hereby replaced in its entirety with the following:
“Section 1. This Company is authorized to issue two classes of capital stock which shall be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Company is authorized to issue is 455,000,000, of which 450,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock. The Common Stock shall have a par value of $0.0001 per share and the Preferred Stock shall have a par value of $0.0001 per share. Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Company with the power to vote thereon irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law or any successor provision thereof, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”
IN WITNESS WHEREOF, Eargo, Inc. has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation be signed by its duly authorized officer on this    day of   , 2022.
EARGO, INC.

By:
Name:
Title:
    B-1

EARGO

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/EAR2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D89984-P79706

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

EARGO, INC.

The Board of Directors recommends you vote FOR the nominee listed in Proposal 1 below:

1. To elect one Class II director to hold office until the 2025 annual meeting of stockholders or until his successor is duly elected and qualified.

Nominee:

	For	Withhold
1a. A. Brooke Seawell	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote 1 YEAR on the following proposal:

	1 Year	2 Years	3 Years	Abstain
3. To approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 4, 5 and 6:

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 4, 5 and 6, and 1 YEAR for proposal 3. The persons named in this proxy will vote in their discretion upon such other business as may properly come before the meeting or any continuation, adjournment or postponement thereof.

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D89985-P79706

EARGO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 12, 2022

The stockholders hereby appoint Adam Laponis, Chief Financial Officer of the Company, and Christy La Pierre, Chief Legal Officer and Secretary of the Company, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Eargo, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 A.M., Pacific Time on October 12, 2022, at www.virtualshareholdermeeting.com/EAR2022, and any continuation, adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 4, 5 AND 6, AND 1 YEAR FOR ITEM 3. IN THEIR DISCRETION, THE NAMED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY CONTINUATION, ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE